Exhibit 99.2

Statistical Supplement Package

(unaudited)

Fourth Quarter 2007

Ameriprise Financial, Inc.

Statistical Supplement Information

Table of Contents

Page
Ameriprise Financial, Inc.
Highlights	4
Financial Summary	5
Consolidated Income Statements	6
Consolidated, Per Share Summary	8
Advice & Wealth Management Segment
Segment Income Statements - Historical, YTD	10
Segment Metrics	11
Asset Management Segment
Segment Income Statements - Historical, YTD	13
Segment Metrics	14
RiverSource Asset Management Products	15
Threadneedle Asset Management Products	16
Annuities Segment
Segment Income Statements - Historical, YTD	18
Segment Metrics	19
Protection Segment
Segment Income Statements - Historical, YTD	21
Segment Metrics	22
Corporate & Other Segment
Segment Income Statements - Historical, YTD	24
Eliminations
Income Statements - Historical, YTD	25
Balance Sheet and Ratings Information
Consolidated Balance Sheets	27
Capital and Ratings Information	28
Investments	29
Non-GAAP Financial Information	30
Glossary of Selected Terminology
Glossary of Selected Terminology - Segments	31
Glossary of Selected Terminology	32
Exhibit A
RiverSource Mutual Fund Performance and Lipper Ranking	35
Exhibit B
Reconciliation Tables	44
Return on Equity	45
Exhibit C
Disclosed Items	46

Statistical Supplement Package

(unaudited)

Fourth Quarter 2007

Consolidated Results

Ameriprise Financial, Inc.

Highlights

Fourth Quarter 2007

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions, except earnings per share amounts, headcount and where noted, unaudited)	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	2006	2007	$	%	$	%	$	%
Management Targets
Net revenue growth: Target 6 - 8%	NA	5.5%	5.6%	12.1%	8.4%	10.5%	7.9%	—		(2.6)%		(3.7)%
Adjusted return on equity: Target 12 - 15% (1)	11.8%	12.2%	12.5%	12.4%	12.6%	11.8%	12.6%	0.8%		0.8%		0.2%
Adjusted earnings per diluted share growth: Target 12 - 15% (1)	NA	20.0%	24.1%	5.3%	13.7%	24.3%	15.8%	—		(8.5)%		8.4%

Margins
Net income margin	8.0%	8.1%	9.2%	9.1%	11.0%	7.9%	9.4%	3.0%		1.5%		1.9%
Adjusted pretax margin (1)	15.2%	14.8%	14.4%	12.8%	15.8%	14.4%	14.5%	0.6%		0.1%		3.0%
Adjusted earnings margin (1)	11.7%	10.9%	11.1%	10.9%	11.8%	10.8%	11.2%	0.1%		0.4%		0.9%

Earnings Per Share
Basic earnings per share	$0.70	$0.69	$0.83	$0.84	$1.10	$2.56	$3.45	$0.40	57%	$0.89	35%	$0.26	31%

Diluted earnings per share	$0.69	$0.68	$0.81	$0.83	$1.08	$2.54	$3.39	$0.39	57%	$0.85	33%	$0.25	30%
Separation costs, after-tax	0.33	0.22	0.17	0.16	0.08	0.94	0.64	(0.25)	(76)%	(0.30)	(32)%	(0.08)	(50)%
Adjusted diluted earnings per share	$1.02	$0.90	$0.98	$0.99	$1.16	$3.48	$4.03	$0.14	14%	$0.55	16%	$0.17	17%

Share Information
Total common outstanding	241.4	236.6	235.3	232.4	227.7	241.4	227.7	(13.7)	(6)%	(13.7)	(6)%	(4.7)	(2)%
Nonforfeitable restricted stock units	1.4	1.9	1.3	1.3	1.4	1.4	1.4	—	0%	—	0%	0.1	8%
Total potentially dilutive	3.4	3.2	3.8	3.9	3.9	3.4	3.9	0.5	15%	0.5	15%	—	0%
Total diluted shares	246.2	241.7	240.4	237.6	233.0	246.2	233.0	(13.2)	(5)%	(13.2)	(5)%	(4.6)	(2)%

Weighted average common shares outstanding
Basic	243.3	240.7	237.4	235.4	231.4	246.5	236.2	(11.9)	(5)%	(10.3)	(4)%	(4.0)	(2)%
Diluted	246.3	244.1	241.0	239.2	235.4	248.5	239.9	(10.9)	(4)%	(8.6)	(3)%	(3.8)	(2)%

Metrics
Equity - end of period	$7,925	$7,731	$7,600	$7,758	$7,810	$7,925	$7,810	$(115)	(1)%	$(115)	(1)%	$52	1%
Total client assets (at period end)	271,598	278,722	292,271	297,856	293,899	271,598	293,899	22,301	8%	22,301	8%	(3,957)	(1)%
Total Advice & Wealth Management cash sales	$11,114	$11,467	$13,047	$10,342	$9,111	$42,611	$43,967	$(2,003)	(18)%	$1,356	3%	$(1,231)	(12)%
Total financial advisors	12,592	12,342	12,076	12,003	11,824	12,592	11,824	(768)	(6)%	(768)	(6)%	(179)	(1)%
Net revenue per financial advisor (in thousands)	$72	$73	$83	$79	$80	$268	$315	$8	11%	$47	18%	$1	1%

Owned, Managed, and Administered Assets (in billions)
Owned	$38.4	$40.4	$43.0	$44.0	$43.5	$38.4	$43.5	$5.1	13%	$5.1	13%	$(0.5)	(1)%
Managed
External clients	299.8	305.3	310.5	315.4	307.0	299.8	307.0	7.2	2%	7.2	2%	(8.4)	(3)%
Owned	59.1	58.1	58.2	59.0	58.7	59.1	58.7	(0.4)	(1)%	(0.4)	(1)%	(0.3)	(1)%
Total managed	358.9	363.4	368.7	374.4	365.7	358.9	365.7	6.8	2%	6.8	2%	(8.7)	(2)%
Administered	69.0	70.3	72.5	73.5	71.0	69.0	71.0	2.0	3%	2.0	3%	(2.5)	(3)%
Total OMA assets	$466.3	$474.1	$484.2	$491.9	$480.2	$466.3	$480.2	$13.9	3%	$13.9	3%	$(11.7)	(2)%

Dividends paid	$26	$27	$36	$35	$35	$108	$133	$9	35%	$25	23%	$—	0%
Common stock share repurchases	$48	$352	$142	$171	$283	$470	$948	$235	#	$478	#	$112	65%

Debt to total capital	22.1%	22.5%	22.6%	22.2%	20.5%	22.1%	20.5%	(1.6)%		(1.6)%		(1.7)%
Debt to total capital excluding non-recourse debt	20.2%	20.6%	20.8%	20.5%	20.4%	20.2%	20.4%	0.2%		0.2%		(0.1)%
Debt to total capital excluding non-recourse debt and 75% equity credit	16.4%	16.7%	16.9%	16.7%	16.6%	16.4%	16.6%	0.2%		0.2%		(0.1)%

(1) See non-GAAP Financial Information.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Financial Summary

Fourth Quarter 2007

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	2006	2007	$	%	$	%	$	%
Segment Summary
Net Revenues
Advice & Wealth Management	$910	$906	$1,007	$953	$947	$3,335	$3,813	$37	4%	$478	14%	$(6)	(1)%
Asset Management	464	411	449	410	492	1,751	1,762	28	6%	11	1%	82	20%
Annuities	569	526	520	619	639	2,196	2,304	70	12%	108	5%	20	3%
Protection	483	481	485	495	524	1,891	1,985	41	8%	94	5%	29	6%
Corporate & Other	13	14	—	(6)	16	28	24	3	23%	(4)	(14)%	22	#
Eliminations	(300)	(311)	(323)	(301)	(299)	(1,181)	(1,234)	1	—	(53)	(4)%	2	1%
Total net revenues	2,139	2,027	2,138	2,170	2,319	8,020	8,654	180	8%	634	8%	149	7%

Expenses
Advice & Wealth Management	873	850	906	859	913	3,139	3,528	40	5%	389	12%	54	6%
Asset Management	387	365	368	338	384	1,498	1,455	(3)	(1)%	(43)	(3)%	46	14%
Annuities	422	408	434	528	511	1,732	1,881	89	21%	149	9%	(17)	(3)%
Protection	373	361	367	402	370	1,457	1,500	(3)	(1)%	43	3%	(32)	(8)%
Corporate & Other	58	53	78	67	74	217	272	16	28%	55	25%	7	10%
Eliminations	(300)	(311)	(323)	(301)	(299)	(1,181)	(1,234)	1	—	(53)	(4)%	2	1%
Total expenses before separation costs	1,813	1,726	1,830	1,893	1,953	6,862	7,402	140	8%	540	8%	60	3%

Separation Costs
Corporate & Other	123	85	63	60	28	361	236	(95)	(77)%	(125)	(35)%	(32)	(53)%

Pretax Segment Income
Advice & Wealth Management	37	56	101	94	34	196	285	(3)	(8)%	89	45%	(60)	(64)%
Asset Management	77	46	81	72	108	253	307	31	40%	54	21%	36	50%
Annuities	147	118	86	91	128	464	423	(19)	(13)%	(41)	(9)%	37	41%
Protection	110	120	118	93	154	434	485	44	40%	51	12%	61	66%
Corporate & Other	(168)	(124)	(141)	(133)	(86)	(550)	(484)	82	49%	66	12%	47	35%
Eliminations	—	—	—	—	—	—	—	—	—	—	—	—	—
Total pretax segment income	$203	$216	$245	$217	$338	$797	$1,016	$135	67%	$219	27%	$121	56%

Pretax Income Margin
Advice & Wealth Management	4.1%	6.2%	10.0%	9.9%	3.6%	5.9%	7.5%	(0.5)%		1.6%		(6.3)%
Asset Management	16.6%	11.2%	18.0%	17.6%	22.0%	14.4%	17.4%	5.4%		3.0%		4.4%
Annuities	25.8%	22.4%	16.5%	14.7%	20.0%	21.1%	18.4%	(5.8)%		(2.7)%		5.3%
Protection	22.8%	24.9%	24.3%	18.8%	29.4%	23.0%	24.4%	6.6%		1.4%		10.6%
Ameriprise Financial, Inc.	9.5%	10.7%	11.5%	10.0%	14.6%	9.9%	11.7%	5.1%		1.8%		4.6%

Allocated Equity
Advice & Wealth Management	$973	$959	$952	$942	$930	$973	$930	$(43)	(4)%	$(43)	(4)%	$(12)	(1)%
Asset Management	869	863	865	862	878	869	878	9	1%	9	1%	16	2%
Annuities	2,422	2,292	2,151	2,128	2,100	2,422	2,100	(322)	(13)%	(322)	(13)%	(28)	(1)%
Protection	2,155	2,174	2,145	2,308	2,318	2,155	2,318	163	8%	163	8%	10	—
Corporate & Other	1,715	1,586	1,842	1,767	1,751	1,715	1,751	36	2%	36	2%	(16)	(1)%
Total allocated equity	$8,134	$7,874	$7,955	$8,007	$7,977	$8,134	$7,977	$(157)	(2)%	$(157)	(2)%	$(30)	—

Pretax Return on Allocated Equity
Advice & Wealth Management	22.4%	22.4%	26.3%	30.1%	30.0%	22.4%	30.0%	7.6%		7.6%		(0.1)%
Asset Management	28.8%	29.4%	29.7%	31.9%	35.4%	28.8%	35.4%	6.6%		6.6%		3.5%
Annuities	18.2%	18.2%	18.8%	19.2%	19.1%	18.2%	19.1%	0.9%		0.9%		(0.1)%
Protection	20.6%	22.1%	23.1%	20.2%	21.8%	20.6%	21.8%	1.2%		1.2%		1.6%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Income Statements

Fourth Quarter 2007

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	2006	2007	$	%	$	%	$	%
Revenues
Management and financial advice fees	$745	$722	$788	$798	$930	$2,700	$3,238	$185	25%	$538	20%	$132	17%
Distribution fees	444	418	494	435	415	1,569	1,762	(29)	(7)%	193	12%	(20)	(5)%
Net investment income	593	532	501	565	524	2,247	2,122	(69)	(12)%	(125)	(6)%	(41)	(7)%
Premiums	275	257	266	269	271	1,070	1,063	(4)	(1)%	(7)	(1)%	2	1%
Other revenues	163	167	164	165	228	707	724	65	40%	17	2%	63	38%
Total revenues	2,220	2,096	2,213	2,232	2,368	8,293	8,909	148	7%	616	7%	136	6%
Banking and deposit interest expense	81	69	75	62	49	273	255	(32)	(40)%	(18)	(7)%	(13)	(21)%
Total net revenues	2,139	2,027	2,138	2,170	2,319	8,020	8,654	180	8%	634	8%	149	7%

Expenses
Distribution expenses	474	478	533	519	527	1,728	2,057	53	11%	329	19%	8	2%
Interest credited to fixed accounts	238	217	224	214	195	968	850	(43)	(18)%	(118)	(12)%	(19)	(9)%
Benefits, claims, losses and settlement expenses	292	251	264	417	342	1,113	1,274	50	17%	161	14%	(75)	(18)%
Amortization of deferred acquisition costs	104	134	125	128	164	472	551	60	58%	79	17%	36	28%
Interest and debt expense	29	29	29	27	27	101	112	(2)	(7)%	11	11%	—	0%
Separation costs	123	85	63	60	28	361	236	(95)	(77)%	(125)	(35)%	(32)	(53)%
General and administrative expense	676	617	655	588	698	2,480	2,558	22	3%	78	3%	110	19%
Total expenses	1,936	1,811	1,893	1,953	1,981	7,223	7,638	45	2%	415	6%	28	1%

Pretax income	203	216	245	217	338	797	1,016	135	67%	219	27%	121	56%
Income tax provision	32	51	49	19	83	166	202	51	#	36	22%	64	#
Net income	$171	$165	$196	$198	$255	$631	$814	$84	49%	$183	29%	$57	29%

Adjusted Earnings Reconciliation (1)
Net income	$171	$165	$196	$198	$255	$631	$814	$84	49%	$183	29%	$57	29%
Separation costs, after-tax (2)	80	55	41	39	19	235	154	(61)	(76)%	(81)	(34)%	(20)	(51)%
Adjusted earnings	$251	$220	$237	$237	$274	$866	$968	$23	9%	$102	12%	$37	16%

(1) See non-GAAP Financial Information.

(2) In GAAP financial statements, separation costs are part of continuing operations. For this non-GAAP presentation, after-tax separation costs are calculated using the statutory tax rate of 35%.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Income Statements

Fourth Quarter 2007

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	2006	2007	$	%	$	%	$	%
Income Statement Metrics
Pretax income margin	9.5%	10.7%	11.5%	10.0%	14.6%	9.9%	11.7%	5.1%		1.8%		4.6%
Net income margin	8.0%	8.1%	9.2%	9.1%	11.0%	7.9%	9.4%	3.0%		1.5%		1.9%
Adjusted pretax margin (1)	15.2%	14.8%	14.4%	12.8%	15.8%	14.4%	14.5%	0.6%		0.1%		3.0%
Adjusted earnings margin (1)	11.7%	10.9%	11.1%	10.9%	11.8%	10.8%	11.2%	0.1%		0.4%		0.9%

Net Investment Income
Investment income on fixed maturities	$500	$484	$461	$444	$441	$2,033	$1,830	$(59)	(12)%	$(203)	(10)%	$(3)	(1)%
Realized gains (losses)	27	9	2	15	18	51	44	(9)	(33)%	(7)	(14)%	3	20%
Hedges related to certificate deposits	11	2	9	5	(10)	28	6	(21)	#	(22)	(79)%	(15)	#
Hedges related to interest credited	8	(1)	9	2	(7)	13	3	(15)	#	(10)	(77)%	(9)	#
Hedges related to variable annuities benefits	(3)	(4)	(24)	57	66	(19)	95	69	#	114	#	9	16%
Affordable housing amortization	(10)	(8)	(9)	(7)	(8)	(44)	(32)	2	20%	12	27%	(1)	(14)%
Other (including seed money)	60	50	53	49	24	185	176	(36)	(60)%	(9)	(5)%	(25)	(51)%
Total net investment income	$593	$532	$501	$565	$524	$2,247	$2,122	$(69)	(12)%	$(125)	(6)%	$(41)	(7)%

Other Information
Net revenue growth: Target 6 - 8%	NA	5.5%	5.6%	12.1%	8.4%	10.5%	7.9%	NA		(2.6)%		(3.7)%
Adjusted return on equity: Target 12 - 15% (1)	11.8%	12.2%	12.5%	12.4%	12.6%	11.8%	12.6%	0.8%		0.8%		0.2%
Adjusted earnings per diluted share growth: Target 12 - 15% (1)	NA	20.0%	24.1%	5.3%	13.7%	24.3%	15.8%	NA		(8.5)%		8.4%
Goodwill and intangible assets	$871	$868	$873	$878	$863	$871	$863	$(8)	(1)%	$(8)	(1)%	$(15)	(2)%
Dividends paid	26	27	36	35	35	108	133	9	35%	25	23%	—	—
Common stock share repurchases	$48	$352	$142	$171	$283	$470	$948	$235	#	$478	#	$112	65%
Return on equity	8.3%	8.6%	9.2%	9.4%	10.5%	8.3%	10.5%	2.2%		2.2%		1.1%

Owned, Managed and Administered Assets (in billions)
Owned	$38.4	$40.4	$43.0	$44.0	$43.5	$38.4	$43.5	$5.1	13%	$5.1	13%	$(0.5)	(1)%
Managed
External clients	299.8	305.3	310.5	315.4	307.0	299.8	307.0	7.2	2%	7.2	2%	(8.4)	(3)%
Owned	59.1	58.1	58.2	59.0	58.7	59.1	58.7	(0.4)	(1)%	(0.4)	(1)%	(0.3)	(1)%
Total managed	358.9	363.4	368.7	374.4	365.7	358.9	365.7	6.8	2%	6.8	2%	(8.7)	(2)%
Administered	69.0	70.3	72.5	73.5	71.0	69.0	71.0	2.0	3%	2.0	3%	(2.5)	(3)%
Total OMA assets	$466.3	$474.1	$484.2	$491.9	$480.2	$466.3	$480.2	$13.9	3%	$13.9	3%	$(11.7)	(2)%

(1) See non-GAAP Financial Information.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated, Common Share and Per Share Summary

Fourth Quarter 2007

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions, except earnings per share amounts)	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	2006	2007	$	%	$	%	$	%
Earnings Per Share
Basic earnings per share	$0.70	$0.69	$0.83	$0.84	$1.10	$2.56	$3.45	$0.40	57%	$0.89	35%	$0.26	31%

Earnings per diluted share
Earnings per diluted share	$0.69	$0.68	$0.81	$0.83	$1.08	$2.54	$3.39	$0.39	57%	$0.85	33%	$0.25	30%
Separation costs, after-tax	0.33	0.22	0.17	0.16	0.08	0.94	0.64	(0.25)	(76)%	(0.30)	(32)%	(0.08)	(50)%
Adjusted earnings per diluted share (1)	$1.02	$0.90	$0.98	$0.99	$1.16	$3.48	$4.03	$0.14	14%	$0.55	16%	$0.17	17%

Basic Shares
Common shares
Beginning balance	242.1	241.4	236.6	235.3	232.4	249.9	241.4	(9.7)	(4)%	(8.5)	(3)%	(2.9)	(1)%
Repurchases	(1.0)	(5.9)	(2.3)	(2.9)	(4.8)	(10.7)	(15.9)	(3.8)	#	(5.2)	(49)%	(1.9)	(66)%
Issuances	0.3	1.5	1.2	0.1	0.2	2.9	3.0	(0.1)	(33)%	0.1	3%	0.1	#
Other	—	(0.4)	(0.2)	(0.1)	(0.1)	(0.7)	(0.8)	(0.1)	—	(0.1)	(14)%	—	0%
Total common outstanding	241.4	236.6	235.3	232.4	227.7	241.4	227.7	(13.7)	(6)%	(13.7)	(6)%	(4.7)	(2)%

Total common outstanding	241.4	236.6	235.3	232.4	227.7	241.4	227.7	(13.7)	(6)%	(13.7)	(6)%	(4.7)	(2)%
Nonforfeitable restricted stock units	1.4	1.9	1.3	1.3	1.4	1.4	1.4	—	0%	—	0%	0.1	8%
Total basic common shares	242.8	238.5	236.6	233.7	229.1	242.8	229.1	(13.7)	(6)%	(13.7)	(6)%	(4.6)	(2)%
Total potentially dilutive	3.4	3.2	3.8	3.9	3.9	3.4	3.9	0.5	15%	0.5	15%	—	0%
Total diluted shares	246.2	241.7	240.4	237.6	233.0	246.2	233.0	(13.2)	(5)%	(13.2)	(5)%	(4.6)	(2)%

Weighted average common shares outstanding:
Basic	243.3	240.7	237.4	235.4	231.4	246.5	236.2	(11.9)	(5)%	(10.3)	(4)%	(4.0)	(2)%
Diluted	246.3	244.1	241.0	239.2	235.4	248.5	239.9	(10.9)	(4)%	(8.6)	(3)%	(3.8)	(2)%

Book Value
Equity - end of period	$7,925	$7,731	$7,600	$7,758	$7,810	$7,925	$7,810	$(115)	(1)%	$(115)	(1)%	$52	1%
Average equity - 5 point	7,588	7,597	7,649	7,753	7,765	7,588	7,765	177	2%	177	2%	11	0%
Book Value per Share	$32.64	$32.42	$32.12	$33.20	$34.09	$32.64	$34.09	$1.45	4%	$1.45	4%	$0.89	3%

(1) See non-GAAP Financial Information.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2007

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Fourth Quarter 2007

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	2006	2007	$	%	$	%	$	%
Revenues
Management and financial advice fees	$283	$306	$327	$348	$369	$1,080	$1,350	$86	30%	$270	25%	$21	6%
Distribution fees	563	540	620	541	517	2,034	2,218	(46)	(8)%	184	9%	(24)	(4)%
Net investment income	119	108	112	101	84	405	405	(35)	(29)%	—	0%	(17)	(17)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	18	16	18	21	21	62	76	3	17%	14	23%	—	0%
Total revenues	983	970	1,077	1,011	991	3,581	4,049	8	1%	468	13%	(20)	(2)%
Banking and deposit interest expense	73	64	70	58	44	246	236	(29)	(40)%	(10)	(4)%	(14)	(24)%
Total net revenues	910	906	1,007	953	947	3,335	3,813	37	4%	478	14%	(6)	(1)%

Expenses
Distribution expenses	552	562	615	585	587	2,068	2,349	35	6%	281	14%	2	0%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	321	288	291	274	326	1,071	1,179	5	2%	108	10%	52	19%
Total expenses	873	850	906	859	913	3,139	3,528	40	5%	389	12%	54	6%
Pretax income	$37	$56	$101	$94	$34	$196	$285	$(3)	(8)%	$89	45%	$(60)	(64)%

Income Statement Metrics
Pretax income margin	4.1%	6.2%	10.0%	9.9%	3.6%	5.9%	7.5%	(0.5)%		1.6%		(6.3)%

Net Investment Income
Investment income on fixed maturities	$77	$74	$69	$64	$67	$289	$274	$(10)	(13)%	$(15)	(5)%	$3	5%
Realized gains (losses)	—	—	(1)	—	—	(1)	(1)	—	—	—	0%	—	—
Hedges related to certificate deposits	11	2	9	5	(10)	28	6	(21)	#	(22)	(79)%	(15)	#
Other (including seed money)	31	32	35	32	27	89	126	(4)	(13)%	37	42%	(5)	(16)%
Total net investment income	$119	$108	$112	$101	$84	$405	$405	$(35)	(29)%	$—	0%	$(17)	(17)%

Balance Sheet Metrics
Allocated equity	$973	$959	$952	$942	$930	$973	$930	$(43)	(4)%	$(43)	(4)%	$(12)	(1)%
Pretax return on allocated equity	22.4%	22.4%	26.3%	30.1%	30.0%	22.4%	30.0%	7.6%		7.6%		(0.1)%
On-balance sheet deposits	$6,594	$6,323	$5,916	$5,887	$6,011	$6,594	$6,011	$(583)	(9)%	$(583)	(9)%	$124	2%

Financial Plans
Branded financial plan net cash sales	$49	$55	$50	$44	$53	$184	$202	$4	8%	$18	10%	$9	20%
Financial planning penetration	45%	45%	45%	45%	45%	45%	45%	0%		0%		0%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Fourth Quarter 2007

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	2006	2007	$	%	$	%	$	%
Financial Advisors
Employee advisors	3,178	2,987	2,731	2,541	2,453	3,178	2,453	(725)	(23)%	(725)	(23)%	(88)	(3)%
Franchisee advisors	7,651	7,611	7,642	7,712	7,757	7,651	7,757	106	1%	106	1%	45	1%
Total branded financial advisors	10,829	10,598	10,373	10,253	10,210	10,829	10,210	(619)	(6)%	(619)	(6)%	(43)	0%
SAI independent advisors	1,763	1,744	1,703	1,750	1,614	1,763	1,614	(149)	(8)%	(149)	(8)%	(136)	(8)%
Total financial advisors	12,592	12,342	12,076	12,003	11,824	12,592	11,824	(768)	(6)%	(768)	(6)%	(179)	(1)%

Net revenue per financial advisor (in thousands) (1)	$72	$73	$83	$79	$80	$268	$315	$8	11%	$47	18%	$1	1%

Advisor Retention
Employee	63.1%	63.1%	62.2%	61.0%	58.9%	63.1%	58.9%	(4.2)%		(4.2)%		(2.1)%
Franchisee	93.4%	93.1%	93.2%	93.3%	93.2%	93.4%	93.2%	(0.2)%		(0.2)%		(0.1)%

Product Information
Certificates and Banking - Combined
Pretax income	$(1)	$2	$(2)	$3	$(8)	$26	$(5)	$(7)	#	$(31)	#	$(11)	#
Allocated equity	$430	$409	$389	$375	$367	$430	$367	$(63)	(15)%	$(63)	(15)%	$(8)	(2)%
Pretax return on allocated equity	7.6%	5.0%	1.8%	0.5%	(1.3)%	7.6%	(1.3)%	(8.9)%		(8.9)%		(1.8)%

Wealth Management & Distribution
Pretax income	$38	$54	$103	$91	$42	$170	$290	$4	11%	$120	71%	$(49)	(54)%
Allocated equity	$543	$550	$563	$567	$563	$543	$563	$20	4%	$20	4%	$(4)	(1)%
Pretax return on allocated equity	31.8%	34.0%	43.6%	51.8%	52.0%	31.8%	52.0%	20.2%		20.2%		0.2%

Advisor Cash Sales by Product
Wrap net flows	$2,339	$3,355	$3,811	$2,697	$1,802	$10,935	$11,665	$(537)	(23)%	$730	7%	$(895)	(33)%
Total mutual funds (non-wrap)	3,972	4,323	4,581	3,939	3,884	15,844	16,727	(88)	(2)%	883	6%	(55)	(1)%
Annuities (proprietary and non-proprietary)
Variable	2,661	2,761	3,002	2,688	2,498	10,556	10,949	(163)	(6)%	393	4%	(190)	(7)%
Fixed	146	103	107	107	109	698	426	(37)	(25)%	(272)	(39)%	2	2%
Investment certificates	697	236	220	174	181	1,887	811	(516)	(74)%	(1,076)	(57)%	7	4%
Insurance (proprietary and non-proprietary)	134	125	131	124	122	513	502	(12)	(9)%	(11)	(2)%	(2)	(2)%
Other	1,165	564	1,195	613	515	2,178	2,887	(650)	(56)%	709	33%	(98)	(16)%
Total advisor cash sales	$11,114	$11,467	$13,047	$10,342	$9,111	$42,611	$43,967	$(2,003)	(18)%	$1,356	3%	$(1,231)	(12)%

Total Client Assets (at period end)	$271,598	$278,722	$292,271	$297,856	$293,899	$271,598	$293,899	$22,301	8%	$22,301	8%	$(3,957)	(1)%

Total Wrap Accounts
Beginning assets	$70,096	$76,365	$81,812	$89,150	$92,944	$57,712	$76,365	$22,848	33%	$18,653	32%	$3,794	4%
Net flows	2,339	3,355	3,811	2,697	1,802	10,935	11,665	(537)	(23)%	730	7%	(895)	(33)%
Market appreciation (depreciation) and other	3,930	2,092	3,527	1,097	(895)	7,718	5,821	(4,825)	#	(1,897)	(25)%	(1,992)	#
Total wrap ending assets	$76,365	$81,812	$89,150	$92,944	$93,851	$76,365	$93,851	$17,486	23%	$17,486	23%	$907	1%

S&P 500
Daily average	1,389	1,425	1,497	1,489	1,494	1,310	1,476	105	8%	166	13%	5	0%
Period end	1,418	1,421	1,503	1,527	1,468	1,418	1,468	50	4%	50	4%	(59)	(4)%

(1) Year-to-date is sum of current year prior quarters.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2007

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

Fourth Quarter 2007

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	2006	2007	$	%	$	%	$	%
Revenues
Management and financial advice fees	$350	$297	$330	$316	$419	$1,221	$1,362	$69	20%	$141	12%	$103	33%
Distribution fees	80	82	84	78	78	336	322	(2)	(3)%	(14)	(4)%	—	—
Net investment income	18	17	22	5	4	63	48	(14)	(78)%	(15)	(24)%	(1)	(20)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	22	19	19	14	(2)	157	50	(24)	#	(107)	(68)%	(16)	#
Total revenues	470	415	455	413	499	1,777	1,782	29	6%	5	—	86	21%
Banking and deposit interest expense	6	4	6	3	7	26	20	1	17%	(6)	(23)%	4	#
Total net revenues	464	411	449	410	492	1,751	1,762	28	6%	11	1%	82	20%

Expenses
Distribution expenses	107	113	116	117	118	415	464	11	10%	49	12%	1	1%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	10	10	9	7	7	52	33	(3)	(30)%	(19)	(37)%	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	270	242	243	214	259	1,031	958	(11)	(4)%	(73)	(7)%	45	21%
Total expenses	387	365	368	338	384	1,498	1,455	(3)	(1)%	(43)	(3)%	46	14%
Pretax income	$77	$46	$81	$72	$108	$253	$307	$31	40%	$54	21%	$36	50%

Income Statement Metrics
Pretax income margin	16.6%	11.2%	18.0%	17.6%	22.0%	14.4%	17.4%	5.4%		3.0%		4.4%

Balance Sheet Metrics
Allocated equity	$869	$863	$865	$862	$878	$869	$878	$9	1%	$9	1%	$16	2%
Pretax return on allocated equity	28.8%	29.4%	29.7%	31.9%	35.4%	28.8%	35.4%	6.6%		6.6%		3.5%

Total Managed Assets Reconciliations
RiverSource managed assets	$158,102	$157,009	$159,864	$161,811	$157,865	$158,102	$157,865	$(237)	—	$(237)	—	$(3,946)	(2)%
Threadneedle managed assets	141,352	142,099	138,398	139,804	134,358	141,352	134,358	(6,994)	(5)%	(6,994)	(5)%	(5,446)	(4)%
Less: RiverSource assets sub-advised by Threadneedle	(5,147)	(5,203)	(5,325)	(5,614)	(5,577)	(5,147)	(5,577)	(430)	(8)%	(430)	(8)%	37	1%
Total managed assets	$294,307	$293,905	$292,937	$296,001	$286,646	$294,307	$286,646	$(7,661)	(3)%	$(7,661)	(3)%	$(9,355)	(3)%

Managed assets - external clients	$235,243	$235,794	$234,688	$236,972	$227,974	$235,243	$227,974	$(7,269)	(3)%	$(7,269)	(3)%	$(8,998)	(4)%
Managed assets - owned	59,064	58,111	58,249	59,029	58,672	59,064	58,672	(392)	(1)%	(392)	(1)%	(357)	(1)%
Total managed assets	$294,307	$293,905	$292,937	$296,001	$286,646	$294,307	$286,646	$(7,661)	(3)%	$(7,661)	(3)%	$(9,355)	(3)%

Total Managed Assets by Type
Equity	$130,049	$129,913	$134,014	$133,292	$126,985	$130,049	$126,985	$(3,064)	(2)%	$(3,064)	(2)%	$(6,307)	(5)%
Fixed income	123,106	122,912	114,406	117,170	117,280	123,106	117,280	(5,826)	(5)%	(5,826)	(5)%	110	0%
Money market	12,159	10,849	13,590	14,134	13,112	12,159	13,112	953	8%	953	8%	(1,022)	(7)%
Alternative	9,866	10,936	10,873	11,484	11,624	9,866	11,624	1,758	18%	1,758	18%	140	1%
Hybrid and other	19,127	19,295	20,054	19,921	17,645	19,127	17,645	(1,482)	(8)%	(1,482)	(8)%	(2,276)	(11)%
Total managed assets by type	$294,307	$293,905	$292,937	$296,001	$286,646	$294,307	$286,646	$(7,661)	(3)%	$(7,661)	(3)%	$(9,355)	(3)%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment

Fourth Quarter 2007

	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007
Mutual Fund Performance
RiverSource
Equal Weighted Mutual Fund Rankings in top 2 Lipper Quartiles

Equity - 12 month	77%	56%	70%	65%	45%
Fixed income - 12 month	72%	83%	88%	83%	42%
Equity - 3 year	63%	65%	65%	73%	69%
Fixed income - 3 year	53%	44%	44%	39%	50%
Equity - 5 year	40%	53%	44%	44%	40%
Fixed income - 5 year	15%	36%	29%	29%	36%

Asset Weighted Mutual Fund Rankings in top 2 Lipper Quartiles

Equity - 12 month	89%	58%	87%	67%	57%
Fixed income - 12 month	87%	97%	97%	93%	30%
Equity - 3 year	70%	72%	74%	93%	68%
Fixed income - 3 year	48%	46%	46%	46%	54%
Equity - 5 year	67%	81%	61%	57%	58%
Fixed income - 5 year	10%	28%	44%	44%	45%

Threadneedle
Equal Weighted Mutual Fund Rankings in top 2 S&P Quartiles

Equity - 12 month	63%	57%	63%	77%	80%
Fixed income - 12 month	56%	44%	44%	22%	22%
Equity - 3 year	57%	50%	64%	76%	83%
Fixed income - 3 year	67%	56%	56%	22%	22%
Equity - 5 year	46%	42%	29%	46%	58%
Fixed income - 5 year	67%	56%	56%	33%	22%

Equal Weighted Rankings in Top 2 Quartiles: Counts the number of Class A funds with above median ranking divided by the total number of Class A funds.  Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles: Sums the assets of the Class A funds with above median ranking divided by the total Class A assets.  Funds with more assets will receive a greater share of the total percentage above or below median.

Aggregated data shows only actively-managed mutual funds by affiliated investment managers.

Aggregated data does not include mutual funds sub-advised by advisors not affiliated with Ameriprise Financial, Inc., RiverSource S&P 500 Index Fund, RiverSource Cash Management Fund and RiverSource Tax Free Money Market Fund.

Aggregated equity rankings include RiverSource Portfolio Builder Series and other balanced and asset allocation funds that invest in both equities and fixed income.

RiverSource Portfolio Builder Series funds are funds of mutual funds that may invest in third-party sub-advised funds.

Aggregated data only includes mutual funds in existence as of current quarter end.  Refer to Exhibit A for RiverSource individual mutual fund performance rankings and other important disclosures.

Exhibit A includes RiverSource performance rankings for funds sub-advised by non-affiliated advisors for general reference although not included in the summary above.

Ameriprise Financial, Inc.

Asset Management Segment - RiverSource

Fourth Quarter 2007

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	2006	2007	$	%	$	%	$	%
RiverSource - Funds
Beginning assets	$78,178	$81,691	$82,085	$86,988	$88,575	$76,645	$81,691	$10,397	13%	$5,046	7%	$1,587	2%
Net flows	(1,116)	(836)	721	399	225	(4,428)	509	1,341	#	4,937	#	(174)	(44)%
Market appreciation (depreciation)	4,629	1,230	4,182	1,188	(1,936)	9,474	4,664	(6,565)	#	(4,810)	(51)%	(3,124)	#
Total ending assets	81,691	82,085	86,988	88,575	86,864	81,691	86,864	5,173	6%	5,173	6%	(1,711)	(2)%

Institutional
Beginning assets	59,077	59,131	57,238	55,827	56,007	62,164	59,131	(3,070)	(5)%	(3,033)	(5)%	180	—
Net flows	(360)	(2,163)	(996)	(358)	(1,403)	(3,598)	(4,920)	(1,043)	#	(1,322)	(37)%	(1,045)	#
Market appreciation (depreciation)	414	270	(415)	538	217	565	610	(197)	(48)%	45	8%	(321)	(60)%
Total ending assets	59,131	57,238	55,827	56,007	54,821	59,131	54,821	(4,310)	(7)%	(4,310)	(7)%	(1,186)	(2)%

Alternative
Beginning assets	7,482	7,777	8,520	8,185	8,605	6,800	7,777	1,123	15%	977	14%	420	5%
Net flows	289	739	(332)	426	(516)	960	317	(805)	#	(643)	(67)%	(942)	#
Market appreciation (depreciation)	6	4	(3)	(6)	(4)	17	(9)	(10)	#	(26)	#	2	33%
Total ending assets	7,777	8,520	8,185	8,605	8,085	7,777	8,085	308	4%	308	4%	(520)	(6)%

Trust
Beginning assets	10,963	10,219	9,983	9,632	9,342	11,308	10,219	(1,621)	(15)%	(1,089)	(10)%	(290)	(3)%
Net flows	(1,053)	(322)	(604)	(415)	(542)	(1,896)	(1,883)	511	49%	13	1%	(127)	(31)%
Market appreciation (depreciation)	309	86	253	125	4	807	468	(305)	(99)%	(339)	(42)%	(121)	(97)%
Total ending assets	10,219	9,983	9,632	9,342	8,804	10,219	8,804	(1,415)	(14)%	(1,415)	(14)%	(538)	(6)%

Other and Eliminations	(716)	(817)	(768)	(718)	(709)	(716)	(709)	7	1%	7	1%	9	1%

Total RiverSource managed assets	$158,102	$157,009	$159,864	$161,811	$157,865	$158,102	$157,865	$(237)	0%	$(237)	0%	$(3,946)	(2)%

Total Net Flows - RiverSource	$(2,240)	$(2,582)	$(1,211)	$52	$(2,236)	$(8,962)	$(5,977)	$4	0%	$2,985	33%	$(2,288)	#

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

Fourth Quarter 2007

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	2006	2007	$	%	$	%	$	%
Threadneedle Managed Assets Rollforward Threadneedle Retail Funds
Beginning assets	$25,742	$28,112	$28,741	$30,494	$31,540	$22,510	$28,112	$5,798	23%	$5,602	25%	$1,046	3%
Net flows	(216)	(130)	64	98	(211)	(297)	(179)	5	2%	118	40%	(309)	#
Market appreciation (depreciation)	1,334	592	936	287	379	2,642	2,194	(955)	(72)%	(448)	(17)%	92	32%
Foreign currency translation (1)	1,207	128	613	573	(964)	3,049	350	(2,171)	#	(2,699)	(89)%	(1,537)	#
Other	45	39	140	88	78	208	345	33	73%	137	66%	(10)	(11)%
Total ending assets	28,112	28,741	30,494	31,540	30,822	28,112	30,822	2,710	10%	2,710	10%	(718)	(2)%

Institutional
Beginning assets	104,795	111,151	110,960	105,247	105,450	97,229	111,151	655	1%	13,922	14%	203	—
Net flows	(2,548)	(2,475)	(11,037)	(3,313)	(4,516)	(7,646)	(21,341)	(1,968)	(77)%	(13,695)	#	(1,203)	(36)%
Market appreciation (depreciation)	2,932	936	1,838	585	1,468	5,209	4,827	(1,464)	(50)%	(382)	(7)%	883	#
Foreign currency translation (1)	4,875	504	2,332	1,987	(3,167)	12,554	1,656	(8,042)	#	(10,898)	(87)%	(5,154)	#
Other	1,097	844	1,154	944	822	3,805	3,764	(275)	(25)%	(41)	(1)%	(122)	(13)%
Total ending assets	111,151	110,960	105,247	105,450	100,057	111,151	100,057	(11,094)	(10)%	(11,094)	(10)%	(5,393)	(5)%

Alternative
Beginning assets	1,917	2,089	2,398	2,657	2,814	1,902	2,089	897	47%	187	10%	157	6%
Net flows	15	235	156	46	(2)	(120)	435	(17)	#	555	#	(48)	#
Market appreciation (depreciation)	68	64	52	59	262	77	437	194	#	360	#	203	#
Foreign currency translation (1)	89	10	51	52	(108)	230	5	(197)	#	(225)	(98)%	(160)	#
Other	—	—	—	—	513	—	513	513	—	513	—	513	—
Total ending assets	2,089	2,398	2,657	2,814	3,479	2,089	3,479	1,390	67%	1,390	67%	665	24%

Total Threadneedle managed assets	$141,352	$142,099	$138,398	$139,804	$134,358	$141,352	$134,358	$(6,994)	(5)%	$(6,994)	(5)%	$(5,446)	(4)%

Total Net Flows - Threadneedle	$(2,749)	$(2,370)	$(10,817)	$(3,169)	$(4,729)	$(8,063)	$(21,085)	$(1,980)	(72)%	$(13,022)	#	$(1,560)	(49)%

(1) Amounts represent UK Pound to US dollar conversion.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2007

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

Fourth Quarter 2007

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	2006	2007	$	%	$	%	$	%
Revenues
Management and financial advice fees	$110	$115	$127	$130	$138	$392	$510	$28	25%	$118	30%	$8	6%
Distribution fees	57	61	66	70	70	213	267	13	23%	54	25%	—	—
Net investment income	352	311	280	370	333	1,403	1,294	(19)	(5)%	(109)	(8)%	(37)	(10)%
Premiums	35	22	24	24	25	138	95	(10)	(29)%	(43)	(31)%	1	4%
Other revenues	15	17	23	25	73	50	138	58	#	88	#	48	#
Total revenues	569	526	520	619	639	2,196	2,304	70	12%	108	5%	20	3%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	569	526	520	619	639	2,196	2,304	70	12%	108	5%	20	3%

Expenses
Distribution expenses	43	45	51	50	48	158	194	5	12%	36	23%	(2)	(4)%
Interest credited to fixed accounts	201	183	189	177	160	823	709	(41)	(20)%	(114)	(14)%	(17)	(10)%
Benefits, claims, losses and settlement expenses	78	33	53	192	146	261	424	68	87%	163	62%	(46)	(24)%
Amortization of deferred acquisition costs	52	89	76	53	100	287	318	48	92%	31	11%	47	89%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	48	58	65	56	57	203	236	9	19%	33	16%	1	2%
Total expenses	422	408	434	528	511	1,732	1,881	89	21%	149	9%	(17)	(3)%
Pretax income	$147	$118	$86	$91	$128	$464	$423	$(19)	(13)%	$(41)	(9)%	$37	41%

Pretax Operating Earnings
Pretax income	$147	$118	$86	$91	$128	$464	$423	$(19)	(13)%	$(41)	(9)%	$37	41%
Realized (gains) losses	(21)	(6)	—	(12)	(15)	(41)	(33)	6	29%	8	20%	(3)	(25)%
Hedge investment (gains) losses (1)	3	4	24	(57)	(66)	19	(95)	(69)	#	(114)	#	(9)	(16)%
Mark-to-market for liability derivatives (1)	7	(28)	(25)	128	67	(41)	142	60	#	183	#	(61)	(48)%
Total pretax operating earnings	$136	$88	$85	$150	$114	$401	$437	$(22)	(16)%	$36	9%	$(36)	(24)%

Income Statement Metrics
Pretax income margin	25.8%	22.4%	16.5%	14.7%	20.0%	21.1%	18.4%	(5.8)%		(2.7)%		5.3%
Pretax operating earnings margin	23.9%	16.7%	16.3%	24.2%	17.8%	18.3%	19.0%	(6.1)%		0.7%		(6.4)%

Net Investment Income
Investment income on fixed maturities	$324	$308	$290	$279	$267	$1,358	$1,144	$(57)	(18)%	$(214)	(16)%	$(12)	(4)%
Realized gains (losses)	21	6	—	12	15	41	33	(6)	(29)%	(8)	(20)%	3	25%
Hedges related to interest credited	8	(1)	9	2	(7)	13	3	(15)	#	(10)	(77)%	(9)	#
Hedges related to variable annuities benefits	(3)	(4)	(24)	57	66	(19)	95	69	#	114	#	9	16%
Other (including seed money)	2	2	5	20	(8)	10	19	(10)	#	9	90%	(28)	#
Total net investment income	$352	$311	$280	$370	$333	$1,403	$1,294	$(19)	(5)%	$(109)	(8)%	$(37)	(10)%

Balance Sheet Metrics
Allocated equity	$2,422	$2,292	$2,151	$2,128	$2,100	$2,422	$2,100	$(322)	(13)%	$(322)	(13)%	$(28)	(1)%
Pretax return on allocated equity	18.2%	18.2%	18.8%	19.2%	19.1%	18.2%	19.1%	0.9%		0.9%		(0.1)%

Other Metrics
Total annuity net flows	$591	$483	$609	$465	$403	$1,857	$1,960	$(188)	(32)%	$103	6%	$(62)	(13)%

(1) GMWB and GMAB only.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Annuities Segment

Fourth Quarter 2007

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	2006	2007	$	%	$	%	$	%
Product Information
Variable Annuities
Pretax income	$68	$57	$41	$35	$52	$197	$185	$(16)	(24)%	$(12)	(6)%	$17	49%
Allocated equity	$1,023	$944	$905	$919	$919	$1,023	$919	$(104)	(10)%	$(104)	(10)%	$—	—
Pretax return on allocated equity	18.4%	19.2%	20.6%	20.8%	19.6%	18.4%	19.6%	1.2%		1.2%		(1.1)%

Fixed Annuities (1)
Pretax income	$79	$61	$45	$56	$76	$267	$238	$(3)	(4)%	$(29)	(11)%	$20	36%
Allocated equity	$1,399	$1,348	$1,246	$1,209	$1,181	$1,399	$1,181	$(218)	(16)%	$(218)	(16)%	$(28)	(2)%
Pretax return on allocated equity	18.0%	17.4%	17.4%	18.1%	18.6%	18.0%	18.6%	0.7%		0.7%		0.6%

Variable Annuities Rollforward
Beginning balance	$45,606	$49,489	$51,475	$55,092	$57,127	$40,150	$49,489	$11,521	25%	$9,339	23%	$2,035	4%
Deposits	2,691	2,706	2,982	2,649	2,474	10,055	10,811	(217)	(8)%	756	8%	(175)	(7)%
Withdrawals and terminations	(1,424)	(1,494)	(1,634)	(1,458)	(1,368)	(5,693)	(5,954)	56	4%	(261)	(5)%	90	6%
Net flows	1,267	1,212	1,348	1,191	1,106	4,362	4,857	(161)	(13)%	495	11%	(85)	(7)%
Investment performance and interest credited	2,617	770	2,265	847	(1,043)	4,948	2,839	(3,660)	#	(2,109)	(43)%	(1,890)	#
Other	(1)	4	4	(3)	(8)	29	(3)	(7)	#	(32)	#	(5)	#
Total ending balance - contract accumulation values	$49,489	$51,475	$55,092	$57,127	$57,182	$49,489	$57,182	$7,693	16%	$7,693	16%	$55	—

Variable annuities fixed sub-accounts	$5,975	$5,674	$5,416	$5,542	$5,419	$5,975	$5,419	$(556)	(9)%	$(556)	(9)%	$(123)	(2)%

Fixed Annuities Rollforward
Beginning balance	$15,423	$14,884	$14,285	$13,652	$13,046	$16,861	$14,884	$(2,377)	(15)%	$(1,977)	(12)%	$(606)	(4)%
Deposits	113	83	77	81	76	565	317	(37)	(33)%	(248)	(44)%	(5)	(6)%
Withdrawals and terminations	(789)	(812)	(816)	(807)	(779)	(3,070)	(3,214)	10	1%	(144)	(5)%	28	3%
Net flows	(676)	(729)	(739)	(726)	(703)	(2,505)	(2,897)	(27)	(4)%	(392)	(16)%	23	3%
Policyholder interest credited	147	128	143	120	108	591	499	(39)	(27)%	(92)	(16)%	(12)	(10)%
Other	(10)	2	(37)	—	12	(63)	(23)	22	#	40	63%	12	—
Total ending balance - contract accumulation values	$14,884	$14,285	$13,652	$13,046	$12,463	$14,884	$12,463	$(2,421)	(16)%	$(2,421)	(16)%	$(583)	(4)%

Capitalized Interest	$2	$2	$2	$2	$1	$10	$7	$(1)	(50)%	$(3)	(30)%	$(1)	(50)%

Payout Annuities Reserve Balance	$2,275	$2,260	$2,249	$2,238	$2,226	$2,275	$2,226	$(49)	(2)%	$(49)	(2)%	$(12)	(1)%

Tax Equivalent Spread - Fixed Annuities (2)
Gross rate of return on invested assets	5.7%	5.7%	5.6%	5.6%	5.6%	5.7%	5.6%	(0.1)%		(0.1)%		—
Crediting rate	(3.7)%	(3.7)%	(3.7)%	(3.7)%	(3.7)%	(3.7)%	(3.7)%	—		—		—
Tax equivalent margin spread	2.0%	2.0%	1.9%	1.9%	1.9%	2.1%	1.9%	(0.1)%		(0.1)%		—

Total Variable Annuities DAC
Beginning balance	$1,926	$2,004	$1,898	$1,988	$2,067	$1,719	$2,004	$141	7%	$285	17%	$79	4%
Capitalization	121	121	124	113	111	465	469	(10)	(8)%	4	1%	(2)	(2)%
Amortization per income statement	(32)	(68)	(56)	(20)	(80)	(207)	(224)	(48)	#	(17)	(8)%	(60)	#
SOP 05-1 (Cumulative pretax impact)	—	(146)	—	—	—	—	(146)	—	—	(146)	—	—	—
Other (FAS 115)	(11)	(13)	22	(14)	(12)	27	(17)	(1)	(9)%	(44)	#	2	14%
Total ending balance	$2,004	$1,898	$1,988	$2,067	$2,086	$2,004	$2,086	$82	4%	$82	4%	$19	1%

Total Fixed Annuities DAC
Beginning balance	$359	$343	$315	$309	$272	$396	$343	$(87)	(24)%	$(53)	(13)%	$(37)	(12)%
Capitalization	3	2	1	2	2	19	7	(1)	(33)%	(12)	(63)%	—	—
Amortization per income statement	(20)	(21)	(20)	(33)	(20)	(80)	(94)	—	—	(14)	(18)%	13	39%
SOP 05-1 (Cumulative pretax impact)	—	(7)	—	—	—	—	(7)	—	—	(7)	—	—	—
Other (FAS 115)	1	(2)	13	(6)	(4)	8	1	(5)	#	(7)	(88)%	2	33%
Total ending balance	$343	$315	$309	$272	$250	$343	$250	$(93)	(27)%	$(93)	(27)%	$(22)	(8)%

(1) Includes payout annuities.

(2) Attributable to interest sensitive products only, which have been 97% of the total ending fixed annuities accumulation values in the periods reported.  The asset earnings rate is a calculated theoretical yield obtained from the assignment of investment income using the investment year method of allocation.

#  Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2007

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

Fourth Quarter 2007

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	2006	2007	$	%	$	%	$	%
Revenues
Management and financial advice fees	$15	$16	$17	$17	$18	$56	$68	$3	20%	$12	21%	$1	6%
Distribution fees	25	25	26	25	26	96	102	1	4%	6	6%	1	4%
Net investment income	93	89	87	93	92	355	361	(1)	(1)%	6	2%	(1)	(1)%
Premiums	245	243	251	253	255	954	1,002	10	4%	48	5%	2	1%
Other revenues	106	108	105	107	133	431	453	27	25%	22	5%	26	24%
Total revenues	484	481	486	495	524	1,892	1,986	40	8%	94	5%	29	6%
Banking and deposit interest expense	1	—	1	—	—	1	1	(1)	#	—	—	—	—
Total net revenues	483	481	485	495	524	1,891	1,985	41	8%	94	5%	29	6%

Expenses
Distribution expenses	27	14	18	17	13	94	62	(14)	(52)%	(32)	(34)%	(4)	(24)%
Interest credited to fixed accounts	37	34	35	37	35	145	141	(2)	(5)%	(4)	(3)%	(2)	(5)%
Benefits, claims, losses and settlement expenses	214	218	211	225	196	852	850	(18)	(8)%	(2)	—	(29)	(13)%
Amortization of deferred acquisition costs	42	35	40	68	57	133	200	15	36%	67	50%	(11)	(16)%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	53	60	63	55	69	233	247	16	30%	14	6%	14	25%
Total expenses	373	361	367	402	370	1,457	1,500	(3)	(1)%	43	3%	(32)	(8)%
Pretax income	$110	$120	$118	$93	$154	$434	$485	$44	40%	$51	12%	$61	66%

Pretax Operating Earnings
Pretax income	$110	$120	$118	$93	$154	$434	$485	$44	40%	$51	12%	$61	66%
Realized (gains) losses	(5)	(1)	—	(3)	(3)	(9)	(7)	2	40%	2	22%	—	—
Total pretax operating earnings	$105	$119	$118	$90	$151	$425	$478	$46	44%	$53	12%	$61	68%

Income Statement Metrics
Pretax income margin	22.8%	24.9%	24.3%	18.8%	29.4%	23.0%	24.4%	6.6%		1.4%		10.6%
Pretax operating earnings margin	21.7%	24.7%	24.3%	18.2%	28.8%	22.5%	24.1%	7.1%		1.6%		10.6%

Net Investment Income
Investment income on fixed maturities	$79	$81	$81	$81	$82	$311	$325	$3	4%	$14	5%	$1	1%
Realized gains (losses)	5	1	—	3	3	9	7	(2)	(40)%	(2)	(22)%	—	—
Other (including seed money)	9	7	6	9	7	35	29	(2)	(22)%	(6)	(17)%	(2)	(22)%
Total net investment income	$93	$89	$87	$93	$92	$355	$361	$(1)	(1)%	$6	2%	$(1)	(1)%

Balance Sheet Metrics
Allocated equity	$2,155	$2,174	$2,145	$2,308	$2,318	$2,155	$2,318	$163	8%	$163	8%	$10	—
Pretax return on allocated equity	20.6%	22.1%	23.1%	20.2%	21.8%	20.6%	21.8%	1.2%		1.2%		1.6%

Product Information
Long Term Care
Pretax income	$1	$7	$7	$3	$2	$28	$19	$1	#	$(9)	(32)%	$(1)	(33)%
Allocated equity	$553	$564	$542	$552	$550	$553	$550	$(3)	(1)%	$(3)	(1)%	$(2)	—
Pretax return on allocated equity	5.2%	6.2%	6.0%	3.3%	3.4%	5.2%	3.4%	(1.8)%		(1.8)%		0.2%

Protection excluding Long Term Care
Pretax income	$109	$113	$111	$90	$152	$406	$466	$43	39%	$60	15%	$62	69%
Allocated equity	$1,602	$1,610	$1,603	$1,756	$1,768	$1,602	$1,768	$166	10%	$166	10%	$12	1%
Pretax return on allocated equity	25.8%	27.5%	29.0%	25.9%	27.9%	25.8%	27.9%	2.1%		2.1%		2.0%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Fourth Quarter 2007

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	2006	2007	$	%	$	%	$	%
Cash Sales
VUL / UL (1)	$90	$84	$88	$88	$82	$351	$342	$(8)	(9)%	$(9)	(3)%	$(6)	(7)%
Term and whole life	6	5	5	5	5	20	20	(1)	(17)%	—	—	—	—
Disability insurance	5	5	5	4	4	20	18	(1)	(20)%	(2)	(10)%	—	—
Auto and Home	140	149	147	157	145	588	598	5	4%	10	2%	(12)	(8)%
Total cash sales	$241	$243	$245	$254	$236	$979	$978	$(5)	(2)%	$(1)	—	$(18)	(7)%

VUL / UL Policyholder Account Balances
Beginning balance	$8,888	$9,329	$9,473	$9,858	$9,976	$8,375	$9,329	$1,088	12%	$954	11%	$118	1%
Premiums and deposits	278	275	283	277	280	1,073	1,115	2	1%	42	4%	3	1%
Investment performance and interest	418	131	372	115	(156)	873	462	(574)	#	(411)	(47)%	(271)	#
Withdrawals and surrenders	(279)	(276)	(285)	(287)	(275)	(1,078)	(1,123)	4	1%	(45)	(4)%	12	4%
Other	24	14	15	13	11	86	53	(13)	(54)%	(33)	(38)%	(2)	(15)%
Total ending balance	$9,329	$9,473	$9,858	$9,976	$9,836	$9,329	$9,836	$507	5%	$507	5%	$(140)	(1)%

Premiums by product
Term and whole life	$18	$18	$21	$21	$19	$72	$79	$1	6%	$7	10%	$(2)	(10)%
Disability insurance	41	41	42	42	42	159	167	1	2%	8	5%	—	—
Long term care	40	35	35	36	38	164	144	(2)	(5)%	(20)	(12)%	2	6%
Auto and Home	141	141	144	146	147	537	578	6	4%	41	8%	1	1%
Intercompany premiums	5	8	9	8	9	22	34	4	80%	12	55%	1	13%
Total premiums	$245	$243	$251	$253	$255	$954	$1,002	$10	4%	$48	5%	$2	1%

Auto and Home Insurance
Policy Count (thousands)	490	496	505	512	517	490	517	27	6%	27	6%	5	1%
Loss ratio	76.1%	71.0%	78.8%	78.1%	69.3%	79.0%	74.3%	(6.8)%		(4.7)%		(8.8)%
Expense ratio	15.4%	18.2%	17.1%	18.0%	15.5%	15.4%	17.1%	0.1%		1.7%		(2.5)%
Combined ratio	91.5%	89.2%	95.9%	96.1%	84.8%	94.4%	91.4%	(6.7)%		(3.0)%		(11.3)%

DAC Rollforward
Life and Health
Beginning balance	$2,045	$2,064	$2,042	$2,085	$2,086	$1,920	$2,064	$41	2%	$144	8%	$1	—
Capitalization	50	57	60	54	57	203	228	7	14%	25	12%	3	6%
Amortization per income statement	(29)	(24)	(28)	(54)	(46)	(69)	(152)	(17)	(59)%	(83)	#	8	15%
SOP 05-1 (Cumulative pretax impact)	—	(51)	—	—	—	—	(51)	—	—	(51)	—	—	—
Other (FAS 115)	(2)	(4)	11	1	(4)	10	4	(2)	#	(6)	(60)%	(5)	#
Total ending balance	$2,064	$2,042	$2,085	$2,086	$2,093	$2,064	$2,093	$29	1%	$29	1%	$7	—

Life Insurance in-Force	$174,022	$177,374	$181,080	$184,304	$187,095	$174,022	$187,095	$13,073	8%	$13,073	8%	$2,791	2%

Net Amount at Risk	$61,458	$60,967	$60,185	$59,516	$59,100	$61,458	$59,100	$(2,358)	(4)%	$(2,358)	(4)%	$(416)	(1)%

Net Policyholder Reserves
VUL / UL	$8,243	$8,388	$8,783	$8,915	$8,780	$8,243	$8,780	$537	7%	$537	7%	$(135)	(2)%
Term and whole life	234	234	234	233	233	234	233	(1)	—	(1)	—	—	—
Disability insurance	386	408	414	419	426	386	426	40	10%	40	10%	7	2%
Long term care and other	2,238	2,257	2,275	2,300	2,320	2,238	2,320	82	4%	82	4%	20	1%
Auto and Home loss and LAE reserves	364	352	360	361	339	364	339	(25)	(7)%	(25)	(7)%	(22)	(6)%
Total net policyholder reserves	$11,465	$11,639	$12,066	$12,228	$12,098	$11,465	$12,098	$633	6%	$633	6%	$(130)	(1)%

(1) Includes lump sum deposits.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2007

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

Fourth Quarter 2007

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	2006	2007	$	%	$	%	$	%
Revenues
Management and financial advice fees	$—	$—	$—	$1	$—	$—	$1	$—	—	$1	—	$(1)	#
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	14	9	2	(3)	14	29	22	—	—	(7)	(24)%	17	#
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	1	7	(1)	(2)	3	6	7	2	#	1	17%	5	#
Total revenues	15	16	1	(4)	17	35	30	2	13%	(5)	(14)%	21	#
Banking and deposit interest expense	2	2	1	2	1	7	6	(1)	(50)%	(1)	(14)%	(1)	(50)%
Total net revenues	13	14	—	(6)	16	28	24	3	23%	(4)	(14)%	22	#

Expenses
Distribution expenses	—	—	1	—	—	—	1	—	—	1	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	29	29	29	27	27	101	112	(2)	(7)%	11	11%	—	—
General and administrative expense	29	24	48	40	47	116	159	18	62%	43	37%	7	18%
Total expenses before separation costs (1)	58	53	78	67	74	217	272	16	28%	55	25%	7	10%

Separation costs	123	85	63	60	28	361	236	(95)	(77)%	(125)	(35)%	(32)	(53)%
Total expenses	181	138	141	127	102	578	508	(79)	(44)%	(70)	(12)%	(25)	(20)%
Pretax loss	$(168)	$(124)	$(141)	$(133)	$(86)	$(550)	$(484)	$82	49%	$66	12%	$47	35%

Balance Sheet Metrics
Allocated equity	$1,715	$1,586	$1,842	$1,767	$1,751	$1,715	$1,751	$36	2%	$36	2%	$(16)	(1)%

(1) See non-GAAP Financial Information.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Eliminations Segment (1)

Fourth Quarter 2007

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	2006	2007	$	%	$	%	$	%
Revenues
Management and financial advice fees	$(13)	$(12)	$(13)	$(14)	$(14)	$(49)	$(53)	$(1)	(8)%	$(4)	(8)%	$—	—
Distribution fees	(281)	(290)	(302)	(279)	(276)	(1,110)	(1,147)	5	2%	(37)	(3)%	3	1%
Net investment income	(3)	(2)	(2)	(1)	(3)	(8)	(8)	—	—	—	—	(2)	#
Premiums	(5)	(8)	(9)	(8)	(9)	(22)	(34)	(4)	(80)%	(12)	(55)%	(1)	(13)%
Other revenues	1	—	—	—	—	1	—	(1)	#	(1)	#	—	—
Total revenues	(301)	(312)	(326)	(302)	(302)	(1,188)	(1,242)	(1)	—	(54)	(5)%	—	—
Banking and deposit interest expense	(1)	(1)	(3)	(1)	(3)	(7)	(8)	(2)	#	(1)	(14)%	(2)	#
Total net revenues	(300)	(311)	(323)	(301)	(299)	(1,181)	(1,234)	1	—	(53)	(4)%	2	1%

Expenses
Distribution expenses	(255)	(256)	(268)	(250)	(239)	(1,007)	(1,013)	16	6%	(6)	(1)%	11	4%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	(45)	(55)	(55)	(51)	(60)	(174)	(221)	(15)	(33)%	(47)	(27)%	(9)	(18)%
Total expenses	(300)	(311)	(323)	(301)	(299)	(1,181)	(1,234)	1	—	(53)	(4)%	2	1%
Pretax income	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

(1) The majority of the amounts above represent the impact of inter-segment transfer pricing for both revenues and expenses.

#  Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2007

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

	December 31,	March 31,	June 30,	September 30,	December 31,
(in millions, unaudited)	2006	2007	2007	2007	2007
Assets
Cash and cash equivalents	$2,760	$2,444	$3,333	$4,002	$3,836
Investments	35,504	34,411	31,669	31,126	30,625
Separate account assets	53,848	56,281	60,470	62,371	61,974
Receivables	3,161	3,264	3,559	3,323	3,441
Deferred acquisition costs	4,499	4,337	4,462	4,502	4,503
Restricted and segregated cash	1,254	1,193	1,296	1,225	1,332
Other assets	3,455	3,530	3,718	3,621	3,519
Total assets	$104,481	$105,460	$108,507	$110,170	$109,230

Liabilities
Future policy benefits and claims	$30,031	$29,149	$28,316	$28,048	$27,446
Separate account liabilities	53,848	56,281	60,470	62,371	61,974
Customer Deposits	6,707	6,483	6,055	6,029	6,201
Debt	2,244	2,243	2,221	2,215	2,018
Accounts payable and accrued expenses	1,209	993	1,114	1,077	1,187
Other liabilities	2,517	2,580	2,731	2,672	2,594
Total liabilities	96,556	97,729	100,907	102,412	101,420

Shareholders’ Equity
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	4,353	4,468	4,533	4,593	4,630
Retained earnings	4,268	4,268	4,428	4,591	4,811
Treasury stock	(490)	(865)	(1,009)	(1,180)	(1,467)
Accumulated other comprehensive income (loss), net of tax	(209)	(143)	(355)	(249)	(167)
Total shareholders’ equity	7,925	7,731	7,600	7,758	7,810
Total liabilities and shareholders’ equity	$104,481	$105,460	$108,507	$110,170	$109,230

Ameriprise Financial, Inc.

Capital and Ratings Information

	December 31,	March 31,	June 30,	September 30,	December 31,
(in millions unless otherwise noted, unaudited)	2006	2007	2007	2007	2007
Debt Summary
Senior notes	$1,500	$1,500	$1,500	$1,500	$1,500
Junior subordinated notes (2)	500	500	500	500	500

Non-recourse debt
Debt of CDO	225	225	197	197	—
Debt for inverse floaters	19	18	24	18	18
Total non-recourse debt	244	243	221	215	18
Total debt	$2,244	$2,243	$2,221	$2,215	$2,018

Total debt	$2,244	$2,243	$2,221	$2,215	$2,018
Total non-recourse debt	(244)	(243)	(221)	(215)	(18)
Total debt excluding non-recourse debt (1)	2,000	2,000	2,000	2,000	2,000
Junior subordinated notes 75% equity credit (2)	(375)	(375)	(375)	(375)	(375)
Total debt excluding non-recourse debt and 75% equity credit (1),(2)	$1,625	$1,625	$1,625	$1,625	$1,625

Total shareholders’ equity	$7,925	$7,731	$7,600	$7,758	$7,810
Total capital	10,169	9,974	9,821	9,973	9,828
Total capital excluding non-recourse debt (1)	$9,925	$9,731	$9,600	$9,758	$9,810

Other Information
Debt to total capital	22.1%	22.5%	22.6%	22.2%	20.5%
Debt to total capital excluding non-recourse debt (1)	20.2%	20.6%	20.8%	20.5%	20.4%
Debt to total capital excluding non-recourse debt and 75% equity credit (1)	16.4%	16.7%	16.9%	16.7%	16.6%

Ratings (as of December 31, 2007)		A.M. Best	S & P	Moody’s	Fitch
Claims Paying Ratings
RiverSource Life Insurance Company		A+	AA-	Aa3	AA-
IDS Property Casualty Ins. Company		A	N/R	N/R	N/R

Debt Ratings
Ameriprise Financial, Inc.		a-	A-	A3	A-

(1) See non-GAAP Financial Information.

(2) The Company’s junior subordinated notes receive an equity credit of at least 75% by the majority of rating agencies.

Ameriprise Financial, Inc.

Investments

	December 31,	March 31,	June 30,	September 30,	December 31,
(in millions unless otherwise noted, unaudited)	2006	2007	2007	2007	2007
Cash and cash equivalents	$2,760	$2,444	$3,333	$4,002	$3,836

Investments - Ending Balances
Available-for-Sale Securities (“AFS”)
Corporate debt securities	16,831	16,147	14,735	14,471	13,943

Mortgage backed securities	7,677	7,444	6,494	6,267	6,282
Commercial mortgage backed securities	3,387	3,322	3,151	3,075	3,043
Asset backed securities	1,266	1,192	1,042	1,044	1,068
Total mortgage and other asset backed securities	12,330	11,958	10,687	10,386	10,393

Structured investments	46	47	46	48	46
State and municipal obligations	1,070	1,085	1,069	1,054	1,035
US government and agencies obligations	378	362	355	360	328
Foreign government bonds and obligations	135	135	132	133	112
Common and preferred stocks	60	60	58	58	58
Other AFS	30	7	11	54	16
Total other	1,719	1,696	1,671	1,707	1,595
Total available-for-sale securities	30,880	29,801	27,093	26,564	25,931

Commercial mortgage loans	3,096	3,031	3,004	3,025	3,115
Allowance for loan losses	(40)	(40)	(40)	(18)	(18)
Commercial mortgage loans, net	3,056	2,991	2,964	3,007	3,097

Policy loans	660	664	679	693	706
Trading securities	522	592	610	551	504
Other investments	386	363	323	311	387
Total investments	35,504	34,411	31,669	31,126	30,625

Total cash, cash equivalents and investments	$38,264	$36,855	$35,002	$35,128	$34,461

SFAS 115 Mark-to-market AFS	$(328)	$(203)	$(618)	$(434)	$(316)

AFS Fixed Maturity Asset Quality - %
AAA	43%	44%	44%	43%	44%
AA	9%	10%	10%	11%	10%
AFS securities AA and above	52%	54%	54%	54%	54%
A	17%	16%	16%	16%	16%
BBB	24%	24%	24%	24%	24%
Below investment grade	7%	6%	6%	6%	6%
Total AFS fixed maturity asset quality -%	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade as a % of Total cash and investments	6%	6%	6%	5%	6%

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) follows accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.

Certain non-GAAP measures in this report exclude items that are a direct result of our separation from American Express Company, consisting of non-recurring separation costs.  These non-GAAP financial measures, which our management views as important indicators of financial performance, include:

• Adjusted earnings;

• Separation costs, after-tax;

• Adjusted pretax income;

• Adjusted pretax margin;

• Adjusted earnings margin;

• Adjusted return on equity;

• Adjusted earnings per diluted share;

• Total expenses before separation costs for the Corporate & Other segment; and

• Pretax income and separation costs (adjusted pretax income).

Management believes that the presentation of these non-GAAP financial measures excluding these specific income statement impacts best reflect the underlying performance of the Company’s ongoing operations and facilitates a more meaningful trend analysis.  These non-GAAP measures are also used for goal setting, certain compensation related to the Company’s annual incentive award program and evaluating the Company’s performance on a basis comparable to that used by securities analysts.

The Company presents debt to capital ratios excluding non-recourse debt of structured entities consolidated in accordance with FIN 46(R),  EITF 04-5 and other accounting literature and with a 75% equity credit for the Company’s junior subordinate debt.  Management believes that the debt to capital ratios excluding this non-recourse debt better represents the Company’s capital structure.

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial advice and full service brokerage and banking services, primarily to retail clients, through our financial advisors. Our advisors distribute a diversified selection of both proprietary and non-proprietary products to help clients meet their financial needs. A significant portion of revenues in this segment are fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets from primarily certificate and banking products. This segment earns revenues (Distribution fees) for distributing non-proprietary products and earns intersegment revenues (Distribution fees) for distributing our proprietary products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment.

Asset Management - This segment provides investment advice and investment products to retail and institutional clients. Threadneedle Investments predominantly provides international investment products and services, and RiverSource Investments predominantly provides domestic products and services. Domestic retail products are primarily distributed through our Advice & Wealth Management segment and also through third-party distribution. International retail products are primarily distributed through third parties. Products accessed by consumers on a retail basis include mutual funds, variable product funds underlying insurance and annuity separate accounts, separately managed accounts and collective funds. Asset Management products are also distributed directly to institutions through an institutional sales force. Institutional asset management products include traditional asset classes separate accounts, collateralized loan obligations, hedge funds and property funds. Revenues in this segment are primarily earned as fees based on managed asset balances which are impacted by both market movements and net asset flows.  This segment earns intersegment revenue for investment management services. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides RiverSource Life variable and fixed annuity products to our retail clients primarily distributed through our Advice & Wealth Management segment and to the retail clients of unaffiliated distributors through third-party distribution. Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed annuity products are primarily earned as net investment income on underlying account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting annuity benefits reserves and capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment offers a variety of protection products to address the identified protection and risk management needs of our retail clients including life, disability income and property-casualty insurance. Life and disability income products are primarily distributed through our Advice & Wealth Management segment. Our property-casualty products are sold direct, primarily through affinity relationships. The primary sources of revenues for this segment are premiums, fees, and charges that we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by the Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income on corporate level assets, including unallocated equity and other revenues from various investments as well as unallocated corporate expenses. This segment also includes non-recurring costs associated with our separation from American Express, which ended in 2007.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Earnings - Adjustment to net income including the after-tax effect on separation costs.

Adjusted Earnings Margin - A ratio using as the numerator adjusted earnings and as the denominator total net revenues.

Adjusted Pretax Income - Adjustments made to income before tax provision for separation costs.

Adjusted Pretax Margin - A ratio using as the numerator pretax income excluding separation costs and as the denominator total net revenues.

Adjusted Return on Equity - Adjusted return on equity (“ROE”) is calculated using adjusted earnings in the numerator for the last twelve months and equity excluding the equity allocated to expected non-recurring separation costs as of the last day of the preceding four quarters and the current quarter in the denominator.

Administered Assets - Administered assets include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our wrap accounts. These assets include those held in clients’ brokerage accounts. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Debt Obligations (“CDO”).

Allocated Equity - The internal allocation of consolidated shareholders’ equity, excluding accumulated other comprehensive income (loss), to our operating segments for purposes of measuring segment return on allocated equity.  Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to us and certain of our subsidiaries. For the Corporate & Other segment, allocated equity also includes any excess capital.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation, Delta Loyalty Management Services, Inc. and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Book Value per Share - Total shareholders’ equity divided by the number of basic common shares outstanding at period-end.

Cash Sales - Cash Sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets (owned, managed or administered), or premiums in-force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums inforce, but generates “fee revenue”.

Debt to Total Capital Ratio - A ratio comprised of total debt divided by total capital. We also present debt to capital ratios excluding non-recourse debt of structured entities consolidated in accordance with FIN 46(R),  EITF 04-5 and other accounting literature and with a 75% equity credit for our junior subordinate debt.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represents the costs of acquiring new protection, annuity and certain mutual fund business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity, life, disability income and long term care insurance and, to a lesser extent, deferred marketing and promotion expenses on auto and home insurance and deferred distribution costs on certain mutual fund products. These costs are deferred to the extent they are recoverable from future profits.

Emerging Issues Task Force (“EITF”) Issue No. 04-5, “Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights” (“EITF 04-5”) - EITF 04-5 provides guidance on whether a partnership should be consolidated by one of its partners. Our adoption of EITF 04-5 effective January 1, 2006 resulted in the consolidation of certain limited partnerships for which we are the general partner. As a result, we consolidate certain property fund limited partnerships managed by Threadneedle Investments and certain hedge funds managed by RiverSource Investments.

Financial Planning Penetration - The period-end number of current clients who have received a financial plan, or have entered into an agreement to receive and have paid for a financial plan, divided by the number of active retail client groups, serviced by branded financial advisors.

Life Insurance in-Force - The total amount of all life insurance death benefits currently insured by our company.

Managed External Client Assets - Managed external client assets includes client assets for which we provide investment management services, such as the assets of the RiverSource family of mutual funds, assets of institutional clients and client assets held in wrap accounts (retail accounts for which we receive an advice fee based on assets held in the account).  Managed external client assets also include assets managed by sub-advisors selected by us. Managed external client assets are not reported on our Consolidated Balance Sheets.

Managed Owned Assets - Managed owned assets include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees, such as the assets of the general account and RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries.

Net Amount at Risk - Life insurance in-force less policyholder reserves net of re-insurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net Income Margin - A ratio representing net income as a percentage of total net revenues.

Owned Assets - Owned assets include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-proprietary funds held in the separate accounts of our life insurance subsidiaries, as well as restricted and segregated cash and receivables.

Pretax Income (Loss) - Income (loss) before income tax provision (benefit).

Pretax Income Margin - A ratio representing pretax income as a percentage of total net revenues.

Pretax Return on Allocated Equity - Calculated using pretax income for the last twelve months and the average allocated equity as of the last day of the trailing four quarters and current quarter end.

Securities America - Securities America Financial Corporation (“SAFC”) is a corporation whose sole function is to hold the stock of its operating subsidiaries, Securities America, Inc. (“SAI”) and Securities America Advisors, Inc. (“SAA”). SAI is a registered broker-dealer and an insurance agency. SAA is an SEC registered investment advisor.

Separate Accounts - Represent assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Separation Costs - Separation costs include expenses related to our separation from American Express Company. These costs are primarily associated with establishing the Ameriprise Financial brand, separating and reestablishing our technology platforms and advisor and employee retention programs.  These costs will end in 2007.

Separation costs, after-tax - For this non-GAAP presentation of non-recurring separation costs, after-tax is calculated in each quarter using the statutory tax rate of 35%, adjusted for permanent differences, if any.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

SOP 05-1 (“Statement of Position”), “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” - SOP 05-1 provides guidance on accounting for DAC associated with any insurance or annuity contract that is significantly modified or internally replaced with another contract.

Third Party Distribution - Distribution of RiverSource products, which include a variety of equity and fixed income mutual funds, annuities and insurance products, to retail clients through unaffiliated financial institutions and broker-dealers.  The Third Party channel is separate from the Branded Advisor, Threadneedle, SAFC, and Institutional sales channels.

Threadneedle - Threadneedle Asset Management Holdings Limited is our foreign operations in the United Kingdom.

Total Capital - Total shareholders’ equity plus total debt. Total capital is also presented excluding non-recourse debt.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include proprietary and non-proprietary funds. We currently offer both discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, RiverSource Investments, LLC chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay an asset-based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

Fourth Quarter 2007

RiverSource® Mutual Fund Performance and

Lipper Ranking

Ameriprise Financial, Inc.

Equity Fund Performance & Lipper Ranking

As of December 31, 2007

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns at POP (1)
	Total Net	Total Net	Gross									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $ )	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Emerging Market Funds
RiverSource Emerging Markets Fund	747.20	12/31/2007	1.83	37.23	47%	35.19	38%	34.01	65%	12.91	60%	11/13/1996	12.39	11/14/1996	48%	5.75	29.34	32.54	32.44	12.25	11.79
Lipper Fund Ranking / Total Funds in Category					119 / 254		71 / 190		109 / 167		55 / 91				32 / 66
Equity Income Funds
RiverSource Diversified Equity Income Fund	7,789.00	12/31/2007	1.00	7.99	24%	13.56	11%	19.69	2%	9.43	11%	10/15/1990	12.90	10/18/1990	28%	5.75	1.78	11.34	18.29	8.79	12.51
Lipper Fund Ranking / Total Funds in Category					63 / 271		22 / 204		2 / 138		10 / 90				7 / 24
RiverSource Dividend Opportunity Fund	2,025.30	12/31/2007	1.15	5.47	40%	11.77	19%	13.11	44%	5.75	69%	8/1/1988	9.95	8/4/1988	60%	5.75	-0.60	9.58	11.78	5.12	9.61
Lipper Fund Ranking / Total Funds in Category					108 / 271		37 / 204		61 / 138		62 / 90				12 / 19
European Region Funds
RiverSource European Equity Fund	142.70	12/31/2007	1.43	16.69	13%	19.25	44%	19.78	70%			6/26/2000	4.80	6/26/2000	77%	5.75	9.98	16.92	18.37		3.98
Lipper Fund Ranking / Total Funds in Category					13 / 103		40 / 92		59 / 84						46 / 59
Flexible Portfolio Funds
RiverSource Strategic Allocation Fund	2,201.60	12/31/2007	1.13	6.89	57%	10.06	27%	12.51	44%	5.73	71%	1/23/1985	11.01	1/31/1985	34%	5.75	0.75	7.91	11.19	5.10	10.72
Lipper Fund Ranking / Total Funds in Category					81 / 142		27 / 102		37 / 85		39 / 54				2 / 5
Global Large Cap Growth Funds
RiverSource Global Equity Fund	800.90	12/31/2007	1.39	13.60	38%	17.03	11%	18.42	25%	6.27	58%	5/29/1990	6.79	5/31/1990	80%	5.75	7.06	14.74	17.02	5.64	6.43
Lipper Fund Ranking / Total Funds in Category					38 / 99		7 / 66		14 / 55		16 / 27				4 / 4
Gold-Oriented Funds
RiverSource Precious Metals and Mining Fund	128.10	12/31/2007	1.40	15.36	90%	25.17	64%	21.79	76%	14.14	76%	4/22/1985	8.63	4/30/1985	50%	5.75	8.73	22.73	20.36	13.46	8.35
Lipper Fund Ranking / Total Funds in Category					54 / 59		33 / 51		34 / 44		19 / 24				5 / 9
International Large Cap Core Funds
RiverSource International Opportunity Fund	679.00	12/31/2007	1.34	12.33	40%	16.39	44%	18.51	64%	5.15	89%	11/15/1984	9.22	11/15/1984	80%	5.75	5.87	14.12	17.11	4.53	8.94
Lipper Fund Ranking / Total Funds in Category					82 / 206		80 / 182		108 / 168		83 / 93				4 / 4
International Multi Cap Growth Funds
RiverSource Disciplined International Equity Fund	670.90	12/31/2007	1.46	14.08	63%							5/18/2006	17.94	5/18/2006	61%	5.75	7.52				13.70
Lipper Fund Ranking / Total Funds in Category					138 / 220										122 / 200
RiverSource International Aggressive Growth Fund (2)	720.70	12/31/2007	1.61	13.77	64%	18.74	49%	22.64	47%			9/28/2001	15.66	9/28/2001	43%	5.75	7.23	16.41	21.19		14.57
Lipper Fund Ranking / Total Funds in Category					141 / 220		73 / 150		64 / 136						49 / 113
International Multi Cap Value Funds
RiverSource International Equity Fund	200.70	12/31/2007	1.58	10.48	20%	16.15	50%	19.19	77%			10/3/2002	19.22	10/3/2002	81%	5.75	4.12	13.88	17.79		17.88
Lipper Fund Ranking / Total Funds in Category					26 / 131		45 / 90		58 / 75						58 / 71
RiverSource International Select Value Fund (2)	2,380.60	12/31/2007	1.38	4.83	82%	17.41	27%	22.70	31%			9/28/2001	16.87	9/28/2001	38%	5.75	-1.20	15.11	21.26		15.77
Lipper Fund Ranking / Total Funds in Category					107 / 131		24 / 90		23 / 75						23 / 61
International Small/Mid Cap Core Funds
RiverSource International Small Cap Fund (2)	121.40	12/31/2007	1.90	8.69	27%	15.32	69%	22.27	62%			10/3/2002	22.57	10/3/2002	66%	5.75	2.44	13.06	20.84		21.19
Lipper Fund Ranking / Total Funds in Category					15 / 55		33 / 47		24 / 38						25 / 37
Large Cap Core Funds
RiverSource Large Cap Equity Fund	5,753.00	12/31/2007	1.09	2.68	75%	7.67	61%	10.94	67%			3/28/2002	5.01	3/28/2002	59%	5.75	-3.23	5.57	9.63		3.94
Lipper Fund Ranking / Total Funds in Category					623 / 836		423 / 703		380 / 572						313 / 537
RiverSource Fundamental Growth Fund	207.80	12/31/2007	1.41	7.36	37%	5.42	87%					4/24/2003	7.61	4/24/2003	98%	5.75	1.18	3.36			6.26
Lipper Fund Ranking / Total Funds in Category					302 / 836		610 / 703								581 / 593
RiverSource Disciplined Equity Fund	3,562.80	12/31/2007	1.05	5.27	55%	9.20	29%					4/24/2003	12.98	4/24/2003	27%	5.75	-0.79	7.06			11.56
Lipper Fund Ranking / Total Funds in Category					457 / 836		201 / 703								157 / 593
Large Cap Growth Funds
RiverSource Growth Fund	2,998.70	12/31/2007	1.19	2.87	99%	7.35	69%	10.14	76%	1.58	93%	3/1/1972	11.66	3/2/1972	32%	5.75	-3.04	5.25	8.84	0.98	11.48
Lipper Fund Ranking / Total Funds in Category					713 / 723		413 / 602		391 / 515		223 / 239				8 / 24
Large Cap Value Fund
RiverSource Equity Value Fund	1,172.50	12/31/2007	1.09	6.81	17%	12.82	7%	16.87	5%	6.46	47%	3/20/1995	10.11	3/23/1995	55%	5.75	0.67	10.61	15.50	5.83	9.61
Lipper Fund Ranking / Total Funds in Category					83 / 514		30 / 442		17 / 362		70 / 151				52 / 94
RiverSource Large Cap Value Fund	84.20	12/31/2007	1.28	-0.56	72%	7.29	70%	11.98	73%			6/27/2002	8.69	6/27/2002	70%	5.75	-6.27	5.19	10.66		7.53
Lipper Fund Ranking / Total Funds in Category					367 / 514		309 / 442		264 / 362						230 / 328
RiverSource Value Fund	298.30	12/31/2007	1.29	3.41	40%	7.71	62%	12.89	52%			6/18/2001	5.86	6/18/2001	54%	5.75	-2.54	5.61	11.56		4.90
Lipper Fund Ranking / Total Funds in Category					201 / 514		271 / 442		187 / 362						145 / 271

Ameriprise Financial, Inc.

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns at POP (1)
	Total Net	Total Net	Gross									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $ )	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Long/Short Equity Funds
RiverSource 120/20 Contrarian Equity Fund	30.00	12/31/2007	2.21									10/18/2007	-7.11			5.75					-12.45
Lipper Fund Ranking / Total Funds in Category
RiverSource 130/30 U.S. Equity Fund	16.30	12/31/2007	2.40									10/18/2007	-4.88			5.75					-10.35
Lipper Fund Ranking / Total Funds in Category
Mid Cap Core Funds
RiverSource Disciplined Small and Mid-Cap Equity Fund	78.60	12/31/2007	1.67	-10.20	98%							5/18/2006	-3.72	5/18/2006	100%	5.75	-15.36				-7.18
Lipper Fund Ranking / Total Funds in Category					337 / 346										326 / 328
Mid Cap Growth Funds
RiverSource Mid Cap Growth Fund	1,012.50	12/31/2007	1.12	14.04	59%	7.73	86%	10.98	97%	6.66	68%	6/4/1957	^			5.75	7.48	5.62	9.67	6.03	^
Lipper Fund Ranking / Total Funds in Category					354 / 601		419 / 487		392 / 404		115 / 170
RiverSource Aggressive Growth Fund (2)	630.60	12/31/2007	1.58	31.38	5%	15.65	13%					4/24/2003	20.40	4/24/2003	12%	5.75	23.83	13.39			18.88
Lipper Fund Ranking / Total Funds in Category					30 / 601		60 / 487								48 / 418
Mid Cap Value Funds
RiverSource Mid Cap Value Fund	2,564.90	12/31/2007	1.23	10.26	10%	14.60	7%	22.44	7%			2/14/2002	15.14	2/14/2002	9%	5.75	3.92	12.36	21.00		13.98
Lipper Fund Ranking / Total Funds in Category					29 / 313		16 / 242		12 / 194						15 / 166
Mixed-Asset Target 2010 Funds
RiverSource Retirement PlusSM 2010 Fund	19.40	12/31/2007	2.03	5.55	62%							5/18/2006	10.69	5/18/2006	2%	5.75	-0.52				6.72
Lipper Fund Ranking / Total Funds in Category					87 / 140										2 / 105
Mixed-Asset Target 2020 Funds
RiverSource Retirement Plus 2015 Fund	28.70	12/31/2007	2.41	5.69	63%							5/18/2006	11.45	5/18/2006	9%	5.75	-0.39				7.45
Lipper Fund Ranking / Total Funds in Category					120 / 191										11 / 133
RiverSource Retirement Plus 2020 Fund	40.50	12/31/2007	1.77	6.03	56%							5/18/2006	11.92	5/18/2006	3%	5.75	-0.06				7.90
Lipper Fund Ranking / Total Funds in Category					106 / 191										4 / 133
Mixed-Asset Target 2030 Funds
RiverSource Retirement Plus 2025 Fund	36.80	12/31/2007	2.14	5.73	69%							5/18/2006	11.65	5/18/2006	22%	5.75	-0.35				7.64
Lipper Fund Ranking / Total Funds in Category					118 / 171										25 / 117
RiverSource Retirement Plus 2030 Fund	38.00	12/31/2007	2.12	5.79	68%							5/18/2006	12.01	5/18/2006	12%	5.75	-0.29				7.98
Lipper Fund Ranking / Total Funds in Category					116 / 171										14 / 117
Mixed-Asset Target 2040 Funds
RiverSource Retirement Plus 2035 Fund	21.80	12/31/2007	3.69	5.75	73%							5/18/2006	11.45	5/18/2006	41%	5.75	-0.33				7.44
Lipper Fund Ranking / Total Funds in Category					172 / 237										60 / 146
RiverSource Retirement Plus 2040 Fund	27.20	12/31/2007	2.25	5.78	72%							5/18/2006	11.83	5/18/2006	26%	5.75	-0.30				7.82
Lipper Fund Ranking / Total Funds in Category					170 / 237										38 / 146
RiverSource Retirement Plus 2045 Fund	9.40	12/31/2007	5.57	5.61	75%							5/18/2006	11.65	5/18/2006	35%	5.75	-0.46				7.63
Lipper Fund Ranking / Total Funds in Category					178 / 237										51 / 146
Mixed-Asset Target Allocation Conservative Funds
RiverSource Portfolio Builder Conservative Fund	145.10	12/31/2007	1.12	6.17	22%	5.26	41%					3/4/2004	5.19	3/4/2004	45%	4.75	1.13	3.56			3.86
Lipper Fund Ranking / Total Funds in Category					91 / 414		106 / 261								96 / 216
RiverSource Portfolio Builder Moderate Conservative Fund	340.30	12/31/2007	1.13	6.70	16%	6.57	9%					3/4/2004	6.71	3/4/2004	8%	4.75	1.63	4.86			5.36
Lipper Fund Ranking / Total Funds in Category					63 / 414		23 / 261								17 / 216
Mixed-Asset Target Allocation Growth Funds
RiverSource Portfolio Builder Moderate Aggressive Fund	1,159.80	12/31/2007	1.25	7.41	35%	8.81	28%					3/4/2004	8.94	3/4/2004	23%	5.75	1.24	6.68			7.27
Lipper Fund Ranking / Total Funds in Category					220 / 645		143 / 526								109 / 484
Mixed-Asset Target Allocation Moderate Funds
RiverSource Balanced Fund	978.60	12/31/2007	1.07	1.64	90%	6.57	52%	9.60	47%	2.02	94%	4/16/1940	^			5.75	-4.20	4.48	8.31	1.41	^
Lipper Fund Ranking / Total Funds in Category					413 / 458		175 / 340		111 / 240		125 / 132
RiverSource Portfolio Builder Moderate Fund	990.50	12/31/2007	1.18	6.96	29%	7.82	25%					3/4/2004	8.07	3/4/2004	19%	5.75	0.81	5.72			6.41
Lipper Fund Ranking / Total Funds in Category					131 / 458		85 / 340								57 / 300
Multi Cap Core Funds
RiverSource Disciplined Large Cap Growth Fund	124.50	12/31/2007	1.44									5/17/2007	0.81			5.75					-4.99
Lipper Fund Ranking / Total Funds in Category
RiverSource Fundamental Value Fund (2)	1,041.10	12/31/2007	1.18	4.27	69%	9.16	41%	13.28	51%			6/18/2001	6.35	6/18/2001	37%	5.75	-1.72	7.03	11.94		5.39
Lipper Fund Ranking / Total Funds in Category					610 / 886		274 / 671		256 / 508						144 / 390
RiverSource Portfolio Builder Aggressive Fund	571.10	12/31/2007	1.31	7.46	40%	9.91	31%					3/4/2004	9.84	3/4/2004	30%	5.75	1.28	7.76			8.15
Lipper Fund Ranking / Total Funds in Category					346 / 886		204 / 671								178 / 601
RiverSource Portfolio Builder Total Equity Fund	523.80	12/31/2007	1.35	7.48	39%	10.96	21%					3/4/2004	10.77	3/4/2004	18%	5.75	1.30	8.80			9.07
Lipper Fund Ranking / Total Funds in Category					343 / 886		141 / 671								105 / 601
Multi Cap Value Funds
RiverSource Select Value Fund (2)	504.90	12/31/2007	1.39	5.83	19%	8.41	44%	13.40	54%			3/8/2002	9.62	3/8/2002	11%	5.75	-0.26	6.29	12.06		8.51
Lipper Fund Ranking / Total Funds in Category					80 / 440		145 / 331		143 / 266						25 / 227

Ameriprise Financial, Inc.

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns at POP (1)
	Total Net	Total Net	Gross									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $ )	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Real Estate Funds
RiverSource Real Estate Fund	181.50	12/31/2007	1.51	-16.61	55%	9.33	25%					3/4/2004	13.39	3/4/2004	23%	5.75	-21.41	7.19			11.64
Lipper Fund Ranking / Total Funds in Category					168 / 309		55 / 226								45 / 203
S&P 500 Index Objective Funds
RiverSource S&P 500 Index Fund (3)	244.20	12/31/2007	0.79	4.77		7.92		12.11				10/25/1999	2.54	10/28/1999		—	4.77	7.92	12.11		2.54
Science & Technology Fund
RiverSource Global Technology Fund	171.10	12/31/2007	1.60	12.30	65%	12.27	28%	21.70	10%	6.65	52%	11/13/1996	6.52	11/14/1996	65%	5.75	5.84	10.07	20.27	6.02	5.96
Lipper Fund Ranking / Total Funds in Category					174 / 269		66 / 242		22 / 223		29 / 55				27 / 41
Small Cap Core Funds
RiverSource Small Cap Equity Fund (2)	254.50	12/31/2007	1.58	0.62	37%	6.33	49%	15.83	41%			3/8/2002	7.69	3/8/2002	72%	5.75	-5.16	4.25	14.46		6.60
Lipper Fund Ranking / Total Funds in Category					280 / 774		294 / 611		193 / 478						300 / 420
RiverSource Small Cap Value Fund (2)	667.70	12/31/2007	1.59	-6.20	76%	4.80	70%	14.06	74%			6/18/2001	9.66	6/18/2001	42%	5.75	-11.59	2.75	12.72		8.67
Lipper Fund Ranking / Total Funds in Category					586 / 774		428 / 611		350 / 478						151 / 360
RiverSource Small Cap Advantage Fund	382.20	12/31/2007	1.32	-4.28	66%	3.88	82%	14.57	66%			5/4/1999	7.00	5/6/1999	86%	5.75	-9.78	1.84	13.22		6.27
Lipper Fund Ranking / Total Funds in Category					511 / 774		500 / 611		316 / 478						207 / 240
RiverSource Small Company Index Fund	799.30	12/31/2007	0.92	-0.98	46%	6.51	47%	15.11	57%	8.03	55%	8/19/1996	9.87	8/22/1996	60%	5.75	-6.68	4.42	13.76	7.39	9.30
Lipper Fund Ranking / Total Funds in Category					354 / 774		285 / 611		269 / 478		93 / 169				60 / 99
Small Cap Growth Funds
RiverSource Small Cap Growth Fund (2)	196.30	12/31/2007	1.76	13.30	28%	9.05	42%	14.34	65%			1/24/2001	2.06	1/24/2001	70%	5.75	6.79	6.92	12.99		1.19
Lipper Fund Ranking / Total Funds in Category					164 / 591		196 / 476		256 / 394						218 / 314
Small Cap Value Funds
RiverSource Disciplined Small Cap Value Fund	40.20	12/31/2007	1.73	-14.81	90%							2/16/2006	-4.42	2/16/2006	90%	5.75	-19.71				-7.41
Lipper Fund Ranking / Total Funds in Category					266 / 296										237 / 265

^   Since fund inception returns and rankings are not available.  Actual fund inception date pre-dates data in Lipper database.

(1) Since inception returns and rankings for periods less than one year in length are cumulative.

(2) Mutual funds subadvised by advisors not affiliated with Ameriprise Financial, Inc.

(3) RiverSource S&P 500 Index Fund data is for D shares.

Ameriprise Financial, Inc.

Fixed Income Fund Performance & Lipper Ranking

As of December 31, 2007

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns @ POP (1)
	Total Net	Total Net	Total									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $ )	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Taxable Funds
Emerging Markets Debt Funds
RiverSource Emerging Markets Bond Fund	190.30	12/31/2007	1.33	5.76	30%							2/16/2006	7.46	2/16/2006	31%	4.75	0.74				4.70
Lipper Fund Ranking / Total Funds in Category					21 / 69										18 / 58
Equity Market Neutral Funds
RiverSource Absolute Return Currency & Income Fund	244.70	12/31/2007	1.36	6.02	38%							6/15/2006	6.73	6/15/2006	26%	3.00	2.84				4.65
Lipper Fund Ranking / Total Funds in Category					24 / 63										12 / 46
Global Income Funds
RiverSource Global Bond Fund	588.10	12/31/2007	1.37	7.48	53%	2.84	70%	6.26	48%	5.20	48%	3/20/1989	7.44	3/23/1989	38%	4.75	2.38	1.18	5.23	4.69	7.16
Lipper Fund Ranking / Total Funds in Category					58 / 110		65 / 92		40 / 84		26 / 54				3 / 7
High Current Yield Funds
RiverSource High Yield Bond Fund	1,669.50	12/31/2007	1.08	2.03	45%	5.66	17%	10.65	23%	3.96	60%	12/8/1983	8.07	12/8/1983	46%	4.75	-2.81	3.96	9.57	3.46	7.85
Lipper Fund Ranking / Total Funds in Category					202 / 455		66 / 388		77 / 334		90 / 151				10 / 21
RiverSource Income Opportunities Fund	296.00	12/31/2007	1.14	2.74	25%	4.96	39%					6/19/2003	7.09	6/19/2003	50%	4.75	-2.14	3.27			5.94
Lipper Fund Ranking / Total Funds in Category					111 / 455		151 / 388								173 / 351
Intermediate Investment Grade Debt Funds
RiverSource Core Bond Fund	332.20	12/31/2007	1.09	5.36	49%	3.66	54%					6/19/2003	2.98	6/19/2003	65%	4.75	0.35	1.99			1.88
Lipper Fund Ranking / Total Funds in Category					267 / 546		249 / 467								259 / 401
RiverSource Diversified Bond Fund	3,056.70	12/31/2007	0.97	5.05	58%	4.17	26%	4.30	36%	4.69	77%	10/3/1974	9.05	10/3/1974	25%	4.75	0.06	2.49	3.29	4.18	8.90
Lipper Fund Ranking / Total Funds in Category					314 / 546		119 / 467		141 / 394		142 / 184				1 / 3
Loan Participation Funds
RiverSource Floating Rate Fund	613.10	12/31/2007	1.07	1.40	38%							2/16/2006	4.09	2/16/2006	15%	4.75	-3.42				1.41
Lipper Fund Ranking / Total Funds in Category					25 / 66										8 / 56
Mixed-Asset Target Allocation Conservative Funds
RiverSource Income Builder Basic Income Fund	312.10	12/31/2007	1.14	4.58	54%							2/16/2006	7.07	2/16/2006	15%	4.75	-0.38				4.31
Lipper Fund Ranking / Total Funds in Category					221 / 414										52 / 357
RiverSource Income Builder Moderate Income Fund	655.30	12/31/2007	1.15	4.16	60%							2/16/2006	7.47	2/16/2006	10%	4.75	-0.78				4.71
Lipper Fund Ranking / Total Funds in Category					245 / 414										34 / 357
RiverSource Income Builder Enhanced Income Fund	351.90	12/31/2007	1.22	3.67	69%							2/16/2006	7.44	2/16/2006	11%	4.75	-1.26				4.67
Lipper Fund Ranking / Total Funds in Category					285 / 414										38 / 357
Multi-Sector Income Funds
RiverSource Strategic Income Allocation Fund	156.00	12/31/2007	1.27									5/17/2007	0.80			4.75					-3.99
Lipper Fund Ranking / Total Funds in Category
Short-Intermediate Investment Grade Debt Funds
RiverSource Limited Duration Bond Fund	160.70	12/31/2007	1.11	4.86	62%	3.49	43%					6/19/2003	2.93	6/19/2003	32%	4.75	-0.12	1.82			1.83
Lipper Fund Ranking / Total Funds in Category					86 / 139		57 / 133								37 / 116
Short U.S. Government Funds
RiverSource Short Duration U.S. Government Fund	797.50	12/31/2007	1.03	5.27	69%	3.51	65%	2.47	67%	3.89	79%	8/19/1985	6.23	8/31/1985	17%	4.75	0.27	1.84	1.48	3.39	6.00
Lipper Fund Ranking / Total Funds in Category					60 / 86		52 / 80		50 / 74		40 / 50				1 / 5
Treasury Inflation Protected Securities Funds
RiverSource Inflation Protected Securities Fund	389.70	12/31/2007	0.98	10.93	38%	4.26	42%					3/4/2004	4.34	3/4/2004	43%	4.75	5.66	2.58			3.02
Lipper Fund Ranking / Total Funds in Category					49 / 130		39 / 92								27 / 62
U.S. Mortgage Funds
RiverSource U.S. Government Mortgage Fund	420.80	12/31/2007	1.17	5.02	62%	3.86	47%	3.73	36%			2/14/2002	4.37	2/14/2002	41%	4.75	0.03	2.19	2.73		3.51
Lipper Fund Ranking / Total Funds in Category					47 / 76		34 / 72		23 / 64						25 / 61
Tax-Exempt Funds
California Municipal Debt Funds
RiverSource California Tax-Exempt Fund	166.90	12/31/2007	0.88	0.95	54%	3.12	50%	3.59	52%	4.21	53%	8/18/1986	5.67	8/31/1986	80%	4.75	-3.84	1.47	2.59	3.71	5.43
Lipper Fund Ranking / Total Funds in Category					63 / 117		53 / 107		52 / 99		39 / 73				16 / 19
General Municipal Debt Funds
RiverSource Tax-Exempt High Income Fund	2,638.30	12/31/2007	1.08	1.11	61%	2.83	55%	3.34	59%	4.08	52%	5/7/1979	6.67	5/31/1979	41%	4.75	-3.69	1.17	2.34	3.57	6.49
Lipper Fund Ranking / Total Funds in Category					144 / 237		121 / 220		124 / 211		74 / 143				9 / 21
RiverSource Tax-Exempt Bond Fund	709.00	12/31/2007	0.94	1.58	50%	2.95	50%	3.24	65%	4.10	50%	11/24/1976	5.89	11/30/1976	75%	4.75	-3.25	1.29	2.24	3.59	5.72
Lipper Fund Ranking / Total Funds in Category					117 / 237		109 / 220		136 / 211		72 / 143				6 / 7

Ameriprise Financial, Inc.

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns @ POP (1)
	Total Net	Total Net	Total									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $ )	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Intermediate Municipal Debt Funds
RiverSource Intermediate Tax-Exempt Fund	75.90	12/31/2007	0.91	1.84	91%	2.32	79%	2.72	73%	3.82	80%	11/13/1996	3.99	11/14/1996	85%	4.75	-3.00	0.68	1.73	3.32	3.53
Lipper Fund Ranking / Total Funds in Category					144 / 158		111 / 141		88 / 120		61 / 76				59 / 69
Massachusetts Municipal Debt Funds
RiverSource Massachusetts Tax-Exempt Fund	41.50	12/31/2007	1.06	2.21	56%	2.78	66%	3.19	72%	3.87	75%	7/2/1987	5.58	7/31/1987	93%	4.75	-2.64	1.13	2.19	3.36	5.33
Lipper Fund Ranking / Total Funds in Category					31 / 55		34 / 51		36 / 49		32 / 42				12 / 12
Michigan Municipal Debt Funds
RiverSource Michigan Tax-Exempt Fund	36.90	12/31/2007	1.08	2.69	32%	3.17	41%	3.54	38%	4.09	55%	7/2/1987	5.78	7/31/1987	88%	4.75	-2.19	1.51	2.54	3.59	5.52
Lipper Fund Ranking / Total Funds in Category					10 / 31		11 / 26		10 / 26		13 / 23				7 / 7
Minnesota Municipal Debt Funds
RiverSource Minnesota Tax-Exempt Fund	305.90	12/31/2007	1.06	1.74	48%	2.77	64%	3.38	59%	4.13	45%	8/18/1986	5.75	8/31/1986	67%	4.75	-3.10	1.12	2.38	3.62	5.51
Lipper Fund Ranking / Total Funds in Category					23 / 47		26 / 40		24 / 40		15 / 33				4 / 5
New York Municipal Debt Funds
RiverSource New York Tax-Exempt Fund	60.20	12/31/2007	1.18	1.70	60%	2.98	56%	3.28	62%	4.13	56%	8/18/1986	5.56	8/31/1986	83%	4.75	-3.13	1.32	2.28	3.63	5.32
Lipper Fund Ranking / Total Funds in Category					60 / 99		53 / 94		58 / 93		38 / 68				14 / 16
Ohio Municipal Debt Funds
RiverSource Ohio Tax-Exempt Fund	40.90	12/31/2007	1.07	2.15	62%	2.76	60%	3.11	65%	3.86	58%	7/2/1987	5.57	7/31/1987	89%	4.75	-2.70	1.10	2.11	3.36	5.32
Lipper Fund Ranking / Total Funds in Category					29 / 46		25 / 41		27 / 41		20 / 34				8 / 8

(1)  Since inception returns and rankings for periods less than one year in length are cumulative.

Ameriprise Financial, Inc.

Fund Performance & Lipper Ranking

As of December 31, 2007

Source of Data:  Lipper

Important Disclosures

Rankings based on annualized total returns, excluding sales charges.  Net asset value (NAV) returns for all periods would have been lower if the applicable sales charges were included.

Please note the following about the “Ranking since” Lipper Rankings: In order to obtain a more accurate “since inception” Lipper Ranking for funds with an inception prior to 2000, the Thursday or month-end date following the actual inception date was used, rather than the actual inception date.  When researching since inception rankings, please use the “Ranking Since” date.

Please note the following about the “Annualized Returns @ POP”:  The POP return is calculated assuming a one-time purchase of the Fund at the maximum sales charge listed in the exhibit.  RiverSource S&P 500 Index Fund has no sales loads, however, a redemption fee of 0.50% is charged on shares redeemed within 180 days of purchase.

Net assets per fund include all share classes.  Assets for RiverSource Portfolio Builder Funds, RiverSource Income Builder Funds and RiverSource Retirement Plus Funds are invested in other RiverSource Funds and therefore would be double counted if assets are summed to reach a total.

Fee waivers were in place for each subadvised fund shown and the return would have been lower for each Fund had fee waivers not been in place.

Ameriprise Financial, Inc.

Important Disclosures - continued

An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

You should consider the investment objectives, risks, and charges and expenses of mutual funds carefully before investing. For a free prospectus, which contains this and other important information about the funds, call (800) 297-3863, TTY: (800) 846-4852.  Read the prospectus carefully before investing.

The RiverSource Global Technology Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

Investments in small- and mid-capitalization companies often involve greater risk and potential volatility than investments in larger, more established companies.

The RiverSource Precious Metals Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

The RiverSource Real Estate Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives. An investment in a real estate fund is subject to the same risks as a direct investment in real estate. Such risks include market risk, economic risk and mortgage rate risk.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity and volatile prices. The risks of international investing are particularly significant in emerging markets.

There are risks associated with an investment in a bond fund, including the impact of interest rates, credit and inflation. These and other risk considerations are discussed in the fund’s prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called “high-yield” or “junk” bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

High yield funds invest in lower-rated bonds, which generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Principal risks associated with the RiverSource Inflation Protected Securities Fund include style risk, interest rate risk, market risk, credit risk, liquidity risk and sector/concentration risk. Treasury Inflation Protected Securities (TIPS) are backed by the full faith and credit of the U.S. government. The U.S. government guarantee applies only to the underlying TIPS securities, and not the Fund itself.

Income from tax-exempt funds may be subject to state and local taxes, and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distribution.

Shares of the RiverSource Short Duration U.S. Government Fund and the RiverSource U.S. Government Mortgage Fund are not insured or guaranteed by the U.S. government.

The Floating Rate Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably.  The principal risks of investing in the fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, derivatives risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general.  Limited liquidity may affect the ability of the fund to purchase or sell floating rate loans and may have a negative impact on fund performance.  The floating rate loans and securities in which the fund invests generally are lower-rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities. See the Fund’s prospectus for information on these and other risks associated with the Fund.

Portfolio Builder, Income Builder and Retirement Plus Series, The RiverSource Portfolio Builder Funds, RiverSource Income Builder Funds and RiverSource Retirement Plus Funds are “funds of funds” comprised of holdings in several different RiverSource funds, which may include small cap, mid cap, large cap, money market, international, bond and/or other sector funds. Specific risk considerations are discussed in each fund’s prospectus. Each of the underlying funds in which the portfolio invests has its own investment risks, and those risks can affect the value of each portfolio’s shares and investments. See each fund’s prospectus for specific risks that may be associated with the underlying funds.

“Standard & Poor’s®,” “S&P,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of the McGraw Hill Companies, Inc. These trademarks and service marks have been licensed for use by RiverSource Investments. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s or any of their subsidiaries or affiliates (the “Licensors”) and the Licensors make no representation regarding the advisability of investing in the Funds.

Ameriprise Financial, Inc.

Important Disclosures - continued

Investment products are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by any financial institution; and involve investment risks including possible loss of principal and fluctuation in value.

RiverSourceSM mutual funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members FINRA, and managed by RiverSource Investments, LLC.   These companies are part of Ameriprise Financial, Inc.

Brokerage, investment and financial advisory services are made available through Ameriprise Financial Services, Inc. Member FINRA and SIPC. Ameriprise Bank, FSB, member FDIC, provides certain deposit and lending products and services for Ameriprise Financial Services, Inc. Ameriprise Bank, FSB deposit products are FDIC-insured up to $100,000 per customer.

RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and annuity products are issued by RiverSource Life Insurance Company, and in New York only by RiverSource Life Insurance Co. of New York, Albany, NY. Only RiverSource Life Insurance Co. of New York is authorized to sell insurance products in the state of NY.

The Threadneedle group of companies constitutes the Ameriprise Financial international investment platform. The group consists of wholly owned subsidiaries of Ameriprise Financial, Inc. and provides services independent from Ameriprise Financial Services, Inc., including Ameriprise Financial Services’ broker-dealer business.

RiverSource Investments, LLC is an SEC-registered investment adviser that offers investment products and services under the names RiverSource Institutional Advisors, RiverSource Alternative Investments, RiverSource Capital Management and RiverSource Insurance Assets.  RiverSource Investments, LLC also serves as the Investment Manager for the RiverSource mutual funds.

Ameriprise Certificates are issued by Ameriprise Certificate Company and distributed by Ameriprise Financial Services, Inc. Member FINRA.

Ameriprise Auto & Home Insurance issues auto, home and umbrella insurance underwritten by IDS Property Casualty Insurance Company (IDS Property Casualty), DePere, WI.

Mortgages and home equity loans are provided by Ameriprise Bank, FSB, an FDIC-insured federal savings bank. Ameriprise Bank, FSB, an Equal Housing Lender, is an Ameriprise Financial Services, Inc. company.

These companies, including Securities America, Inc., Member FINRA, are all affiliated with Ameriprise Financial, Inc.

Exhibit B

Statistical Supplement Package

(unaudited)

Fourth Quarter 2007

Reconciliation Tables

Ameriprise Financial, Inc.

Reconciliation Table: Adjusted Pretax Income and Adjusted Earnings

						Year-to-Date
(in millions unless otherwise noted, unaudited)	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	2006	2007
Adjusted Pretax Income (1)
Pretax income	$203	$216	$245	$217	$338	$797	$1,016
Separation costs	123	85	63	60	28	361	236
Adjusted pretax income	$326	$301	$308	$277	$366	$1,158	$1,252

Adjusted Earnings (1)
Net income	$171	$165	$196	$198	$255	$631	$814
Separation costs, after-tax (2)	80	55	41	39	19	235	154
Adjusted earnings	$251	$220	$237	$237	$274	$866	$968

(1)              See non-GAAP Financial Information.

(2)              In GAAP financial statements, separation costs are part of continuing operations. For this non-GAAP presentation, after-tax separation costs are calculated using the statutory tax rate of 35%.

Ameriprise Financial, Inc.

Return on Equity Calculation

(in millions, unaudited)		ROE (1)	Adjustments	Adjusted ROE (2)

Return on Equity Calculation for the Twelve Months Ended:
December 31, 2006
	Return	$631	$235	$866
	Equity	$7,588	$(273)	$7,315
	Return on Equity	8.3%		11.8%

March 31, 2007
	Return	$651	$246	$897
	Equity	$7,597	$(215)	$7,382
	Return on Equity	8.6%		12.2%

June 30, 2007
	Return	$706	$233	$939
	Equity	$7,649	$(158)	$7,491
	Return on Equity	9.2%		12.5%

September 30, 2007
	Return	$730	$215	$945
	Equity	$7,753	$(102)	$7,651
	Return on Equity	9.4%		12.4%

December 31, 2007
	Return	$814	$154	$968
	Equity	$7,765	$(58)	$7,707
	Return on Equity	10.5%		12.6%

(1)              Return on equity is calculated using the trailing twelve months income in the numerator and equity, calculated using a five point average of quarter-end equity, in the denominator.

(2)              Adjusted return on equity is calculated using adjusted earnings (excluding non-recurring separation costs) in the numerator, and equity excluding the equity allocated to expected non-recurring separation costs as of the last day of the preceding four quarters and the current quarter in the denominator.

Exhibit 99.2

Exhibit C

Statistical Supplement Package

(unaudited)

Fourth Quarter 2007

Disclosed Items

Ameriprise Financial, Inc.

Disclosed  Items

Fourth Quarter 2007

	A&WM	Asset Management		Annuities			Protection				Corporate		Summary Impacts
	Increase				Mean	Investment	Investment	Increase	Mean		Increase
(in millions, unaudited)	Reserves (1)	Wachovia (2)	EITF 04-5 (3)	VIE (4)	Reversion (5)	Gains (6)	Gains (6)	Reserves (1)	Reversion (5)	VIE (4)	Reserves (1)	Consolidated	A&WM	Asset Mgt	Annuities	Protection	Corporate
Revenues
Management and financial advice fees	$—	$—	$(1)	$—	$—	$—	$—	$—	$—	$—	$—	$(1)	$—	$(1)	$—	$—	$—
Distribution fees	—	—		—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	—	—	1	—	—	15	3	—	—	—	—	19	—	1	15	3	—
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	—	25	(30)	49	—	—	—	—	—	19	—	63	—	(5)	49	19	—
Total revenues	—	25	(30)	49	—	15	3	—	—	19	—	81	—	(5)	64	22	—
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	—	25	(30)	49	—	15	3	—	—	19	—	81	—	(5)	64	22	—

Expenses					—				—
Distribution expenses	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	7	—	—	—	1	—	—	8	—	—	7	1	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	21	—	(30)	—	—	—	—	5	—	—	14	10	21	(30)	—	5	14
Total expenses	21	—	(30)	—	7	—	—	5	1	—	14	18	21	(30)	7	6	14
Pretax income	$(21)	$25	$—	$49	$7	$15	$3	$(5)	$1	$19	$(14)	$63	$(21)	$25	$57	$16	$(14)

(1)              Increased reserves related to legal and regulatory, other contingencies

(2)              Additional proceeds from the 2006 sale of our defined contribution recordkeeping business

(3)              In accordance with EITF 04-5, reflects consolidation of property fund limited partnerships managed by Threadneedle and hedge fund limited partnerships managed by RiverSource

(4)              Additional gains associated with the deconsolidation of a variable interest entity

(5)              Mean reversion of DAC

(6)              Pretax realized net investment gains and (losses)

Ameriprise Financial, Inc.

Disclosed Items

Fourth Quarter 2006

	A&WM	Asset Mgt	Annuities		Protection					Summary Impacts
	Legal and		Investment	Mean	Investment	Legal and	Auto
(in millions, unaudited)	Regulatory (1)	EITF 04-5 (2)	Gains (4)	Reversion (5)	Gains (4)	Regulatory (1)	& Home (3)	Consolidated (4)	Consolidated	A&WM	Asset Mgt	Annuities	Protection
Revenues
Management and financial advice fees	$—	$(4)	$—	$—	$—	$—	$—	$—	$(4)	$—	$(4)	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	—	1	21	—	5	—	—	—	27	—	1	21	5
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	—	18	—	—	—	—	—	—	18	—	18	—	—
Total revenues	—	15	21	—	5	—	—	—	41	—	15	21	5
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	—	15	21	—	5	—	—	—	41	—	15	21	5
				—
Expenses				—
Distribution expenses	—	—	—	—				—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	(9)	—	(9)	—	—	—	(9)
Amortization of deferred acquisition costs	—	—	—	(14)	—	—	—	—	(14)	—	—	(14)	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	30	15	—	—	—	1	—	—	46	30	15	—	1
Total expenses	30	15	—	(14)	—	1	(9)	—	23	30	15	(14)	(8)
Pretax income	$(30)	$—	$21	$(14)	$5	$(1)	$9	$—	$18	$(30)	$—	$35	$13

Income tax benefit								$16	$16

(1)          Legal and regulatory costs

(2)          In accordance with EITF 04-5, reflects consolidation of property fund limited partnerships managed by Threadneedle and hedge fund limited partnerships managed by RiverSource

(3)          Reserve release due to continued improvement in 2004 and 2005 accident results in Auto & Home

(4)          Tax benefit primarily due to change in effective state income tax rate applied to deferred tax assets due to the separation from American Express

(5)          Mean reversion of DAC

Ameriprise Financial, Inc.

Disclosed  Items

Third Quarter 2007

	Annuities				Protection				Summary Impacts
		Loan Provision	VA Riders	Investment		Investment	Consolidated
(in millions, unaudited)	DAC (1)	Reserve (2)	Impact (3)	Gains (4)	DAC (1)	Gains (4)	Income Tax (5)	Consolidated	Annuities	Protection
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—	—
Net investment income	—	21	57	12	—	3	—	93	90	3
Premiums	—	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—	—	—
Total revenues	—	21	57	12	—	3	—	93	90	3
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—
Total net revenues	—	21	57	12	—	3	—	93	90	3

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	3	—	120	—	11	—	—	134	123	11
Amortization of deferred acquisition costs	(4)	—	(28)	—	20	—	—	(12)	(32)	20
Interest and debt expense	—	—	—	—	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—	—	—	—	—
Total expenses	(1)	—	92	—	31	—	—	122	91	31
Pretax income	$1	$21	$(35)	$12	$(31)	$3	$—	$(29)	$(1)	$(28)

Income tax benefit							$21	$21

(1)          Annual DAC review (see below)

(2)          Loan provision reserve adjustment

(3)          Variable Annuity Riders hedge impact excluding DAC unlocking

(4)          Pretax realized net investment gains and (losses)

(5)          Income Tax impact of APB 23 related to repatriation of Threadneedle earnings

The $30 million DAC unlocking expense increase in the third quarter of 2007 primarily consisted of:

•  a $35 million increase in expense from updating product persistency assumptions;

•  a $13 million decrease in expense from updating assumptions as to separate account fee levels and net variable annuity rider charges; and,

•  a $8 million increase in expense from updating all other assumptions.